UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Under Rule 14a-12

CADRE HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required.

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Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CADRE HOLDINGS, INC.
13386 International Pkwy
Jacksonville, FL 32218
April 24, 2026
To Our Stockholders:
On behalf of the Board of Directors of Cadre Holdings, Inc., I cordially invite you to participate in the Annual Meeting of Stockholders to be held on May 29, 2026, at 10:00 a.m., Eastern Time. The annual meeting will be held solely by means of remote communication via live webcast. Information on how to participate in this year’s annual meeting can be found on pages 35 and 36. Stockholders will NOT be able to attend the Annual Meeting other than by means of remote communication.
The accompanying Notice of Meeting and Proxy Statement cover the details of the matters to be presented.
The Proxy Statement and form of proxy card, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, are available at www.cadre-holdings.com/sec-filings/proxy-materials.
REGARDLESS OF WHETHER YOU PLAN TO PARTICIPATE IN THE ANNUAL MEETING REMOTELY VIA LIVE WEBCAST, I URGE YOU TO VOTE BY RETURNING YOUR COMPLETED PROXY CARD OR VOTING VIA THE INTERNET AS DESCRIBED IN THIS PROXY STATEMENT AND THE PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT AND WILL BE GREATLY APPRECIATED. RETURNING YOUR COMPLETED PROXY CARD OR VOTING VIA THE INTERNET AS DESCRIBED IN THIS PROXY STATEMENT AND THE PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO PARTICIPATE IN THE ANNUAL MEETING REMOTELY VIA LIVE WEBCAST.
Cordially,
CADRE HOLDINGS, INC.
Warren B. Kanders
Chief Executive Officer and
Chairman of the
Board of Directors

CADRE HOLDINGS, INC.
Notice of Annual Meeting of Stockholders
To Be Held on May 29, 2026
To Our Stockholders:
You are cordially invited to participate in the Annual Meeting of Stockholders, and any adjournments or postponements thereof (the “Meeting”), of Cadre Holdings, Inc. (the “Company” or “Cadre”), which will be held on May 29, 2026, at 10:00 a.m., Eastern Time, solely by means of remote communication via live webcast, for the following purposes:
1.   To elect the five nominees named in the accompanying Proxy Statement to serve on the Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal 1);
2.   To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 (Proposal 2); and
3.   To transact such other business as may properly come before the Meeting, including to consider any procedural matters incident to the conduct of the Meeting, such as the postponement of the Meeting in order to solicit additional proxies to vote in favor of the matters presented at the Meeting.
Stockholders of record at the close of business on April 7, 2026, are entitled to notice of and to vote at the Meeting.
Our Board of Directors determined to convene and conduct the Meeting, solely by means of remote communication via live webcast at https://edge.media-server.com/mmc/p/qzhh5fk7. The Meeting will provide stockholders with the same rights and opportunities to participate as they would at an in-person meeting. While you will not be able to attend the Meeting at a physical location, as a stockholder of the Company, you will be able to attend the Meeting online, vote your shares electronically and submit questions during the Meeting. Information on how to participate in this year’s Meeting can be found on pages 35 and 36.
Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on May 29, 2026: This Proxy Statement and form of proxy card, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, are available at www.cadre-holdings.com/sec-filings/proxy-materials.
YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE OR VOTE VIA THE INTERNET AS DESCRIBED IN THIS PROXY STATEMENT AND THE PROXY CARD, TO ENSURE THAT YOUR VOTE IS COUNTED.
By Order of the Board of Directors
Gray Hudkins Secretary
April 24, 2026

CADRE HOLDINGS, INC.
13386 International Pkwy
Jacksonville, FL 32218

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON
MAY 29, 2026
INTRODUCTION
Proxy Solicitation and General Information
This Proxy Statement and the enclosed form of proxy card (the “Proxy Card”) are being furnished to the holders of common stock, par value $0.0001 per share, of Cadre Holdings, Inc., a Delaware corporation (which is sometimes referred to in this Proxy Statement as “Cadre,” the “Company,” “we,” “our” or “us”), in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting of Stockholders to be held on May 29, 2026, at 10:00 a.m., Eastern Time, and at any adjournments or postponements thereof (the “Meeting”). The Meeting will be held solely by means of remote communication via live webcast. Information on how to participate in this year’s Meeting can be found on pages 35 and 36. This Proxy Statement and the Proxy Card are first being sent to stockholders on or about April 24, 2026.
At the Meeting, stockholders will be asked:
1.   To elect the five nominees named in this Proxy Statement to serve on the Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal 1);
2.   To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 (Proposal 2); and
3.   To transact such other business as may properly come before the Meeting, including to consider any procedural matters incident to the conduct of the Meeting, such as the postponement of the Meeting in order to solicit additional proxies to vote in favor of the matters presented at the Meeting.
The Board of Directors has fixed the close of business on April 7, 2026, as the record date for the determination of stockholders entitled to notice of and to vote for the matters presented at the Meeting (the “Record Date”). Each such stockholder will be entitled to one vote for each share of common stock held on all matters to come before the Meeting and may vote by (a) visiting the Internet site listed on the Proxy Card, or (b) submitting your Proxy Card by mail by using the provided self-addressed, stamped envelope. Voting via the Internet or submitting a Proxy Card will not prevent you from voting at the Meeting, but it will help to secure a quorum and avoid added solicitation costs.
Proxies and Voting
Whether or not you expect to participate in the Meeting, the Board of Directors urges stockholders to submit a proxy to vote your shares in advance of the meeting by (a) visiting www.voteproxy.com and following the on screen instructions (have your Proxy Card when you access the webpage), or (b) submitting your Proxy Card by mail by using the previously provided self-addressed, stamped envelope. Submitting a proxy to vote your shares will not prevent you from revoking a previously submitted proxy or changing your vote as described below.
Unless revoked, a proxy will be voted at the Meeting in accordance with the stockholder’s indicated instructions. In the absence of instructions, the proxies will be voted FOR the election of each nominee for director named in this Proxy Statement (Proposal 1); and FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 2).
Voting
Most beneficial owners whose stock is held in street name do not receive the Proxy Card. Instead, they receive voting instruction forms or proxy ballots from their bank, broker or other agent. Beneficial owners should follow the instructions on the voter instruction form or proxy ballot they receive from their bank, broker or other agent.
Our Board of Directors has selected each of Warren B. Kanders and William Quigley to serve as “Proxyholders” for the Meeting.
Revocation of Proxy
A stockholder who so desires may change or revoke its previously submitted vote at any time before the Meeting by: (i) delivering written notice to us at Cadre Holdings, Inc., 13386 International Pkwy, Jacksonville, FL 32218, c/o Secretary; (ii) duly executing and delivering a Proxy Card bearing a later date; or (iii) by voting again by Internet voting options described in this Proxy Statement and the Proxy Card. If your shares are held in “street name” through a bank, broker or other nominee, any changes need to be made through them. Your last vote will be the vote that is counted. Unless revoked, a proxy will be voted at the Meeting in accordance with the stockholder’s indicated instructions. Participation in the Meeting will not in and of itself constitute a revocation of a proxy.
Voting on Other Matters
The Board of Directors knows of no other matters that are to be brought before the Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed Proxy Card or their substitutes will vote in accordance with their best judgment on such matters.
Record Date; Shares Outstanding and Entitled to Vote
Only stockholders as of the close of business on the Record Date are entitled to notice of and to vote at the Meeting. As of the Record Date, there were 42,797,451 shares of our common stock outstanding and entitled to vote, with each share entitled to one vote. See “Beneficial Ownership of Company Common Stock By Directors, Officers and Principal Stockholders” for information regarding the beneficial ownership of our common stock by our current directors, executive officers and stockholders known to us to beneficially own five percent (5%) or more of our common stock.
Quorum; Required Votes
A quorum for the Meeting will consist of the holders of a majority of the outstanding shares of common stock entitled to vote at the Meeting, present in person or represented by duly authorized proxy.
Abstentions and broker non-votes are counted as present for purposes of determining whether a quorum exists. A broker non-vote occurs when a nominee, such as a bank, broker or other agent holding shares for a beneficial owner, does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner.
Under the rules of various national and regional securities exchanges, nominees have discretion to vote absent instructions with respect to certain “routine” matters, such as Proposal 2, the ratification of our independent registered public accounting firm, but not with respect to matters that are considered “non-routine,” such as the election of directors. Accordingly, without voting instructions from you, your broker will not be able to vote your shares on Proposal 1, which is a non-routine matter.

Each share of Cadre common stock entitles the holder to one vote on each matter presented for stockholder action. The affirmative vote of a plurality of the votes cast at the Meeting or represented by proxy and entitled to vote thereon is necessary for the election of the five nominees named in this Proxy Statement (Proposal 1). The affirmative vote of a majority of the shares of common stock present at the Meeting or represented by proxy and entitled to vote thereon is necessary for the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 (Proposal 2).
Since the affirmative vote of a plurality of the votes cast at the Meeting or represented by proxy at the Meeting is required for Proposal 1, abstentions and broker non-votes will have no effect on the outcome of such election. Since Proposal 2 is considered a routine matter, we do not expect any broker non-votes on Proposal 2. Because the affirmative vote of a majority of the shares of common stock present at the Meeting or represented by proxy and entitled to vote thereon is required for the approval of Proposal 2, abstentions will have the same effect as a vote against Proposal 2.
An inspector of elections appointed by us will tabulate votes at the Meeting.
Proxy Solicitation; Expenses
Cadre will bear the costs of the solicitation of proxies for the Meeting. Our directors, officers and employees may solicit proxies from stockholders by mail, telephone, telegram, e-mail, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of our common stock held of record by them and such parties will be reimbursed for their reasonable expenses.
List of Stockholders
In accordance with the Delaware General Corporation Law (the “DGCL”), a list of stockholders entitled to vote at the Meeting will be available for ten days prior to the Meeting, for any purpose germane to the Meeting, between the hours of 10:00 a.m. and 5:00 p.m., local time, at our offices at 13386 International Pkwy, Jacksonville, FL 32218.
Voting Confidentiality
Proxy Cards, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed to unrelated third parties except as required by law.
Appraisal Rights
Stockholders will have no rights of appraisal under the DGCL in connection with the proposals to be considered at the Meeting.
IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE STOCKHOLDERS’ INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING REMOTELY VIA LIVE WEBCAST, PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD OR VOTE VIA THE INTERNET AS DESCRIBED IN THIS PROXY STATEMENT AND THE PROXY CARD TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. YOUR PARTICIPATION IN THE MEETING REMOTELY VIA LIVE WEBCAST WILL NOT IN AND OF ITSELF CONSTITUTE A REVOCATION OF YOUR PRIOR VOTE.

BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK BY
DIRECTORS, OFFICERS AND PRINCIPAL STOCKHOLDERS
The following table sets forth, as of April 7, 2026 (the “Table Date”), certain information regarding the beneficial ownership of the common stock outstanding by (i) each person known to us to own or control five percent (5%) or more of our common stock, (ii) each of our current directors and nominees, (iii) each of our current “Named Executive Officers” (as defined in Item 402(a)(3) of Regulation S-K) set forth in the Summary Compensation Table on page 20 and (iv) our current Named Executive Officers and directors and nominees as a group. Unless otherwise indicated, each person named in the table below has sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address of each person named in the table below is c/o Cadre Holdings, Inc., 13386 International Pkwy, Jacksonville, FL 32218.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, such as options that are currently exercisable or exercisable within 60 days of the Table Date.
The beneficial ownership percentages set forth in the table below are based on 42,797,451 shares of common stock issued and outstanding as of the Table Date.
In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of the Table Date, and shares of restricted stock that vest within 60 days of the Table Date. However, we did not consider these shares outstanding for the purpose of calculating any other person’s percentage of ownership.
Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned common stock.
Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock %
Directors and Named Executive Officers:
Warren B. Kanders(1)	11,617,928	27.1
Gianmaria C. Delzanno(2)	16,000	*
William Quigley(3)	87,500	*
Hamish Norton(4)	87,500	*
Deborah A. DeCotis(5)	64,000	*
Mary Kissel	0	*
Nicholas Sokolow(6)	651,145	1.5
Brad Williams(7)	198,355	*
Blaine Browers(8)	172,821	*
Directors and Executive Officers as a Group (9 Individuals)(9)	12,895,249	30.1
Five Percent Holders:
FMR LLC(10)	3,798,655	8.9
Greenhouse Funds LLLP(11)	2,495,955	5.8
Blackrock, Inc(12)	2,574,288	6.0
Capital International Investors(13)	2,242,308	5.2
Reinhart Partners, LLC(14)	2,170,349	5.1

*
Denotes less than one percent.

(1)
Includes (a) 348,901 options to purchase shares of common stock granted under the Company’s 2021 Stock Incentive Plan that are or will become exercisable within 60 days of the Table Date; (b) 22,888 shares of common stock held directly by Mr. Kanders, (c) 1,305,650 shares of common stock held by Warren B. Kanders Roth IRA, (d) 9,917,039 shares of common stock held by Kanders SAF, LLC, and (e) 23,450 shares of common stock held by Allison Kanders Roth IRA. The business address for Kanders SAF, LLC is 250 Royal Palm Way, Suite 201, Palm Beach, FL 33480. Of the 11,617,928 shares of common stock included in Mr. Kanders’ beneficial ownership, 3,750,000 shares are pledged as security for loans from financial institutions. Excludes (a) 258,266 options to purchase shares of common stock that are not presently exercisable or exercisable within 60 days of the Table Date, (b) a restricted stock units award of 22,360 shares of common stock granted to Mr. Kanders on March 18, 2024 under the Company’s 2021 Stock Incentive Plan of which 11,180 shares will vest and become non-forfeitable on March 18, 2027; (c) a restricted stock award of 37,666 shares of common stock granted to Mr. Kanders on March 13, 2025 under the Company’s 2021 Stock Incentive Plan of which 12,555 shares will vest and become non-forfeitable on each of March 13, 2027 and March 13, 2028, respectively; and (d) a restricted stock award of 44,684 shares of common stock granted to Mr. Kanders on March 30, 2026 under the Company’s 2021 Stock Incentive Plan of which 14,896 shares will vest and become non-forfeitable on March 30, 2027, and 14,894 shares will vest and become non-forfeitable on each of March 30, 2028 and March 30, 2029, respectively.

(2)
Includes 16,000 options to purchase shares of common stock granted under the Company’s 2021 Stock Incentive Plan that are presently exercisable or exercisable within 60 days of the Table Date.

(3)
Includes 64,000 options to purchase shares of common stock granted under the Company’s 2021 Stock Incentive Plan that are presently exercisable or exercisable within 60 days of the Table Date.

(4)
Includes 64,000 options to purchase shares of common stock granted under the Company’s 2021 Stock Incentive Plan that are presently exercisable or exercisable within 60 days of the Table Date.

(5)
Includes 64,000 options to purchase shares of common stock granted under the Company’s 2021 Stock Incentive Plan that are presently exercisable or exercisable within 60 days of the Table Date.

(6)
Includes (i) 224,000 shares of common stock held by Korsak Holdings, LLC, that Mr. Sokolow may be deemed to share beneficial ownership as its secretary and treasurer; (ii) 317,567 shares of common stock held by ST Investors Fund, LLC, that Mr. Sokolow may be deemed to share beneficial ownership as its secretary and treasurer; and (iii) 69,231 shares of common stock held by Madetys Investments, LLC, that Mr. Sokolow may be deemed to beneficially own as its general manager. The business address for each of ST Investors, LLC, Korsak Holdings, LLC and Madetys Investments LLC is 6020 Shore Boulevard South, Suite 801, Gulfport, FL 33707. Mr. Sokolow disclaims beneficial ownership of the shares of common stock owned by each of ST Investors, LLC, Korsak Holdings, LLC and Madetys Investments LLC, except to the extent of his pecuniary interest in such shares of common stock.

(7)
Includes 133,274 options to purchase shares of common stock granted under the Company’s 2021 Stock Incentive Plan that are presently exercisable or exercisable within 60 days of the Table Date. Excludes (a) 106,044 options to purchase shares of common stock that are not presently exercisable or exercisable within 60 days of the Table Date, (b) a restricted stock units award of 200,000 shares of common stock previously granted to Mr. Williams under the Company’s 2021 Stock Incentive Plan all of which shall vest if on or before November 8, 2031, both (i) the Fair Market Value (as defined in the 2021 Stock Incentive Plan) of the common stock shall have equaled or exceeded $40.00 per share for twenty consecutive trading days, which requirement was satisfied on November 10, 2025, and (ii) Mr. Williams having been continuously employed by the Company until November 8, 2026; (c) a restricted stock units award of 4,508 shares of common stock granted to Mr. Williams on March 18, 2024 under the Company’s 2021 Stock Incentive Plan of which 4,508 shares will vest and become non-forfeitable on March 18, 2027; (d) a restricted stock units award of 10,373 shares of common stock granted to Mr. Williams on March 13, 2025 under the Company’s 2021 Stock Incentive Plan of which 5,137 shares will vest and become non-forfeitable on each of March 13, 2027 and March 13, 2028; and (e) a restricted stock award of 18,399 shares of common stock granted to Mr. Williams on March 30, 2026 under the Company’s 2021 Stock Incentive Plan of which 6,133 shares will vest and become non-forfeitable on each of March 30, 2027, March 30, 2028 and March 30, 2029, respectively.

(8)
Includes 103,168 options to purchase shares of common stock granted under the Company’s 2021 Stock Incentive Plan that are presently exercisable or exercisable within 60 days of the Table Date. Excludes (a) 86,874 options to purchase shares of common stock that are not presently exercisable or exercisable within 60 days of the Table Date, (b) a restricted stock units award of 150,000 shares of common stock previously granted to Mr. Browers under the Company’s 2021 Stock Incentive Plan all of which shall vest if on or before November 8, 2031, both (i) the Fair Market Value (as defined in the 2021 Stock Incentive Plan) of the common stock shall have equaled or exceeded $40.00 per share for twenty consecutive trading days, which requirement was satisfied on November 10, 2025, and (ii) Mr. Browers having been continuously employed by the Company until November 8, 2026; (c) a restricted stock units award of 6,564 shares of common stock granted to Mr. Browers on March 18, 2024 under the Company’s 2021 Stock Incentive Plan of which 3,282 shares will vest and become non-forfeitable on March 18, 2027; (d) a restricted stock units award of 12,925 shares of common stock granted to Mr. Browers on March 13, 2025 under the Company’s 2021 Stock Incentive Plan of which 4,308 shares will vest and become non-forfeitable on each of March 13, 2027 and March 13, 2028; and (e) a restricted stock award of 15,333 shares of common stock granted to Mr. Browers on March 30, 2026 under the Company’s 2021 Stock Incentive Plan of which 5,111 shares will vest and become non-forfeitable on each of March 30, 2027, March 30, 2028, and March 30, 2029.

(9)
Includes 793,343 options to purchase shares of common stock granted under the Company’s 2021 Stock Incentive Plan that are presently exercisable or exercisable within 60 days of the Table Date. Excludes (a) 522,812 shares underlying restricted stock units awards that are not presently issuable or issuable within 60 days of the Table Date, and (b) 451,184 shares underlying stock options that are not presently exercisable or exercisable within 60 days of the Table Date.

(10)
Based solely on a Schedule 13G filed with the SEC on February 5, 2026, by FMR LLC on its own behalf and on behalf of Abigail P. Johnson (collectively, the “FMR Parties”). Such filing discloses that, as of December 31, 2025: (i) FMR LLC has sole voting power over 3,797,171 shares of common stock and sole dispositive power over 3,798,654 shares of common stock; and (ii) Abigail P. Johnson has sole dispositive power over 3,798,654 shares of common stock. The address for the FMR Parties is 245 Summer Street, Boston, Massachusetts 02210.

(11)
Based solely on a Schedule 13G filed with the SEC on February 14, 2024, by Greenhouse Funds LLLP on its own behalf and on behalf of Greenhouse GP LLC and Joseph Milano (collectively, the “Greenhouse Parties”). Such filing discloses that, as of December 31, 2023, (i) Greenhouse Funds LLLP has shared voting power over 2,149,042 shares of common stock and shared dispositive power over 2,495,955 shares of common stock; (ii) Greenhouse GP LLC has shared voting power over 2,149,042 shares of common stock and shared dispositive power over 2,495,955 shares of common stock; and (iii) Joseph Milano has shared voting power over 2,149,042 shares of common stock and shared dispositive power over 2,495,955 shares of common stock. The address for the Greenhouse Parties is 605 S. Eden St., Suite 250, Baltimore, MD 21231.

(12)
Based solely on a Schedule 13G filed with the SEC on November 8, 2024, by Blackrock, Inc. (“Blackrock”). Such filing discloses that, as of September 30, 2024, Blackrock has sole voting power over 2,505,564 shares of common stock and sole dispositive power over 2,574,288 shares of common stock. The address for Blackrock is 50 Hudson Yards, New York, NY 10001.

(13)
Based solely on a Schedule 13G filed with the SEC on May 13, 2025, by Capital International Investors. Such filing discloses that, as of March 31, 2025, Capital International Investors has sole voting power over 2,242,308 shares of common stock and sole dispositive power over 2,242,308 shares of common stock. The address for Capital International Investors is 333 South Hope Street, 55th Fl, Los Angeles, CA 90071.

(14)
Based solely on a Schedule 13G filed with the SEC on February 12, 2026, by Reinhart Partners, LLC. (“Reinhart Partners”). Such filing discloses that, as of December 31, 2025, Reinhart Partners has sole voting power over 1,978,494 shares of common stock and sole dispositive power over 2,170,349 shares of common stock. The address for Reinhart Partners is 11090 N Weston Drive, Mequon, WI 53092.

We are not aware of any material proceedings to which any of our directors, nominees for director, executive officers, affiliates of the foregoing persons or any security holder, including any owner of record or beneficial owner of more than five percent (5%) of any class of our voting securities, is a party adverse to us or has a material interest adverse to us.

PROPOSAL 1
ELECTION OF DIRECTORS
Our Amended and Restated Bylaws (the “Bylaws”) provide that the number of directors on our Board of Directors be fixed exclusively by the Board of Directors. The number of directors has been fixed at five by the Board of Directors. Our Nominating and Corporate Governance Committee and our Board of Directors have selected the five nominees for directors that are listed in this Proxy Statement for election at the Meeting. Four of the nominees are currently members of the Board of Directors. Mary Kissel and Nicholas Sokolow have been nominated for election to the Board of Directors at the Meeting and, if elected, will join the Board of Directors at the conclusion of the Meeting. Deborah A. DeCotis and Gianmaria C. Delzanno are currently members of the Board of Directors, and their terms will expire at the Meeting. Neither has been nominated for election at the Meeting.
Our directors are elected annually at the Annual Meeting of Stockholders. Their respective terms of office will continue until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified in accordance with our Bylaws. There are no family relationships among any of our directors, nominees for director or executive officers.
Except as otherwise specified or in the case of broker non-votes, each Proxy Card received will be voted for the election of the five nominees for director named below to serve until the next Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified. Each of the nominees named below has been nominated by the Nominating and Corporate Governance Committee of the Board of Directors and has consented to be named a nominee in this Proxy Statement and to serve as a director, if elected. Should any nominee become unable or unwilling to accept a nomination for election, the persons named in the enclosed Proxy Card will vote for the election of a nominee designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with our Bylaws.
When considering whether directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Nominating and Corporate Governance Committee and the Board of Directors focused primarily on the information discussed in each of the nominee’s individual biographies set forth below, which contains information regarding the person’s service as a director, business experience and director positions held currently or at any time during the last five years.
The age and principal occupation of each person nominated as a director is set forth below:
Warren B. Kanders, 68, has served as our Chief Executive Officer, Chairman and as one of our directors since April 2012. Since June 2002 and December 2002, respectively, Mr. Kanders has served as a director and as Executive Chairman of Clarus Corporation, a NASDAQ listed company focused on the outdoor and consumer industries. From January 1996 until its sale to BAE Systems plc (“BAE Systems”) on July 31, 2007, Mr. Kanders served as the Chairman of the Board of Directors, and from April 2003 as the Chief Executive Officer, of Armor Holdings, Inc. (“Armor Holdings”), formerly a New York Stock Exchange- listed company and a manufacturer and supplier of military vehicles, armored vehicles, and safety and survivability products and systems to the aerospace and defense, public safety, homeland security, and commercial markets. Mr. Kanders received an A.B. degree in Economics from Brown University. Based upon Mr. Kanders’ role as Chief Executive Officer of the Company, service as a chairman and a director of a wide range of other public companies, financial background and education, as well as his extensive investment, capital raising, acquisition and operating expertise, the Company believes that Mr. Kanders has the requisite set of skills to serve as a Board member of the Company.
Hamish Norton, 67, has served as one of our directors since October 2012. Since July 2014, Mr. Norton has been the President of Star Bulk Carriers Corp., a NASDAQ listed company focused on global shipping in the dry bulk sector. Mr. Norton has over 28 years of experience as an investment banker advising companies on capital market as well as merger and acquisition matters. Mr. Norton received an A.B. in physics from Harvard College and a Ph.D. in physics from the University of Chicago. Based upon Mr. Norton’s education and extensive experience as an investment banker advising companies on capital market as well as merger and acquisition matters, and Mr. Norton’s role as the chairman of the Compensation

Committee and his service on the Nominating and Corporate Governance Committee, the Company believes that Mr. Norton has the requisite set of skills to serve as a Board or Board committee member of the Company.
William Quigley, 65, has served as one of our directors since February 2016 and Chairman of the Audit Committee since March 2016. From February 2022 until December 2025, Mr. Quigley served as a director, the chairman of the audit committee, and a member of the nominating governance committee of Workhorse Group Inc., a NASDAQ-listed company focused on original equipment manufacturing and technologies related to electric vehicles. From April 2022 until December 2023, Mr. Quigley served as a director as well as a member of the audit committee and governance committee of ElectraMeccanica Vehicles Corp., a NASDAQ-listed company that designs and manufactures electric vehicles. From June 2016 until August 2021, Mr. Quigley had been the Senior Vice President and Chief Financial Officer of Nexteer Automotive Group Limited. From March 2012 to March 2016, Mr. Quigley was the Executive Vice President and Chief Financial Officer of Dana Holding Corporation and from March 2007 to October 2011 was the Executive Vice President and Chief Financial Officer of Visteon Corporation. Mr. Quigley received a B.A. from Michigan State University and is a Certified Public Accountant. Based upon Mr. Quigley’s role as the chairman of the Audit Committee, education and extensive financial and accounting experiences, and service on the boards and board committees of other public companies, the Company believes that Mr. Quigley has the requisite set of skills to serve as a Board or Board committee member of the Company.
Nicholas Sokolow, 76, has been nominated for election to serve as a director at the Meeting and previously served as a member of our Board of Directors from April 2012 until January 2025. Since June 2002, Mr. Sokolow has served as a director and since June 2016 has been designated as the “lead independent director” of Clarus Corporation, a NASDAQ listed company focused on the outdoor and consumer industries. From January 1996 until its sale to BAE Systems on July 31, 2007, Mr. Sokolow served as a member of the Board of Directors of Armor Holdings. Mr. Sokolow served as a member of the Board of Directors of Stamford Industrial Group, Inc. from October 2006 until September 2009. From 2007 until December 31, 2014, Mr. Sokolow practiced law at the firm of Lebow & Sokolow LLP. From 1994 to 2007, Mr. Sokolow was a partner at the law firm of Sokolow, Carreras & Partners. From June 1973 until October 1994, Mr. Sokolow was an associate and partner at the law firm of Coudert Brothers. Mr. Sokolow graduated with Economics and Finance degrees from the Institut D’Etudes Politiques, a Law degree from the Faculte de Droit and a Masters of Comparative Law degree from the University of Michigan. Mr. Sokolow is also an honorary member of the French Bar. Based upon Mr. Sokolow’s education, legal background involving mergers and acquisitions, corporate governance expertise and extensive experience serving as a member of the boards of directors and committees of other public companies, the Company believes that Mr. Sokolow has the requisite set of skills to serve as a member of the Board of Directors of the Company and/or its committees.
Mary Kissel, 49, has been nominated for election to serve as a director at the Meeting. Ms. Kissel is currently Executive Vice President and Senior Policy Advisor at Stephens Inc., a privately held financial services firm, a position she will hold until her resignation becomes effective on May 1, 2026. She joined Stephens in March 2021. She also serves as vice chairman of RXO Inc., a transportation solutions company, and as a director of QXO, Inc., a building-materials distribution company. Both companies are listed on the New York Stock Exchange. Previously, Ms. Kissel served as Senior Advisor to the U.S. Secretary of State, from October 2018 to January 2021. Prior to joining the State Department, she was a member of The Wall Street Journal editorial board in New York and editorial page editor for Asia Pacific in Hong Kong. She started her professional career as a financial analyst at Goldman Sachs in New York and London. Ms. Kissel is a nonresident senior fellow at Hudson Institute, a member of the Council on Foreign Relations, and a director of the American Australian Council. Ms. Kissel received an M.A. from Johns Hopkins School of Advanced International Studies and an A.B. from Harvard University. Based upon Ms. Kissel’s expertise in geopolitics, risk advisory, public policy and its impact on business, as well as her experience in strategic communications, media, and government affairs, the Company believes that Ms. Kissel has the requisite skills to serve as a Board or Board committee member of the Company.

The affirmative vote of a plurality of the votes cast at the Meeting or represented by proxy at the Meeting is necessary for the election of directors of the five nominees named in this Proxy Statement (assuming a quorum of a majority of the outstanding shares of common stock is present).
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH
OF THE ABOVE-NAMED DIRECTOR NOMINEES.

GOVERNANCE OF THE COMPANY
Corporate Governance
Our Board of Directors is committed to sound and effective corporate governance practices. The Company’s management and our Board of Directors reviewed our corporate governance practices in light of the Sarbanes-Oxley Act of 2002 as well as the rules of the U.S. Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange (“NYSE”). Based on that review, the Board maintains codes of ethics and conduct, corporate governance guidelines, committee charters, complaint procedures for accounting and auditing matters, a policy on insider trading and a compensation recovery policy. The Company is listed on the NYSE, and therefore, it has designed its corporate governance practices after the listing requirements of the NYSE.
Corporate Governance Guidelines and Documents
The Code of Ethics for Senior Executive Officers and Senior Financial Officers, the Code of Business Conduct and Ethics, Complaint Procedures for Accounting and Auditing Matters, the Corporate Governance Guidelines and the Charters of our Audit, Compensation and Nominating and Corporate Governance Committees were adopted by Cadre for the purpose of promoting honest and ethical conduct, promoting full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by Cadre, and promoting compliance with all applicable rules and regulations that apply to Cadre and its officers and directors. These policies are available on our Internet website, at https://www.cadre-holdings.com, under the tab “Governance Documents” within the section called “Governance.” In addition, you may request a copy of any such materials, without charge, by submitting a written request to: Cadre Holdings, Inc., Attention: Secretary, 13386 International Pkwy, Jacksonville, FL 32218.
Board of Directors
Our Board of Directors is currently comprised of the following five members: Warren B. Kanders, Gianmaria C. Delzanno, Hamish Norton, William Quigley, and Deborah A. DeCotis.
During fiscal 2025, the Board held 6 meetings, and acted by unanimous written consent in lieu of a meeting 6 times. During fiscal 2025, all of the directors then in office attended at least 75% of the total number of meetings of the full Board of Directors, and all of the directors then in office attended at least 75% of the total number of meetings of the Committees of the Board of Directors on which they served. The Company does not have a formal policy as to Board of Directors attendance at our Annual Meetings of Stockholders. All of the members of our Board of Directors who served as directors during fiscal 2025 attended last year’s Annual Meeting of Stockholders, which was held on May 30, 2025.
Board Leadership Structure
Our Chairman of the Board of Directors is also the chief executive officer of the Company. However, the Company believes that board independence is an important aspect of corporate governance, and four of the remaining members of the Board are therefore independent directors. The Board of Directors believes that this leadership structure is appropriate for our Company, given the size and scope of our business, the experience and active involvement of our Chairman and independent directors and our corporate governance practices, which include regular communication with and interaction between and among the Chief Executive Officer, Chief Financial Officer, and the independent directors. Gianmaria C. Delzanno is designated as the “lead independent director” of the Company’s Board of Directors. As lead independent director, Mr. Delzanno presides over periodic meetings of our independent directors, serves as a liaison between the Chairman of our Board of Directors and the independent directors and performs such additional duties as our Board of Directors may otherwise determine and delegate. Our independent directors hold executive sessions at which only independent directors are present in connection with regularly scheduled board meetings, over which Mr. Delzanno presides as lead independent director.
Board Role in Risk Oversight
Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors, as a whole and through its committees, provides risk oversight. In its risk oversight role, the Board of Directors must satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed, including assessing major risk factors relating to the Company and its performance, and reviewing measures to address and mitigate risks. While the full Board is charged with overseeing risk management, various committees of the Board and members of management also have responsibilities with respect to our risk oversight. In particular, the Audit Committee plays a large role in monitoring and assessing our financial, legal and operational risks, and receives regular reports from the management team regarding comprehensive organizational risk as well as particular areas of concern, which includes, but is not limited to, cybersecurity risks, related mitigation, and other related responses and activities.
Director Independence
The Board of Directors has evaluated each of its directors’ independence from Cadre based on the definition of “independence” established by the NYSE and has determined that Messrs. Delzanno, Norton, and Quigley, as well as Ms. DeCotis, are, and that Ms. Kissel and Mr. Sokolow, if elected at the Meeting, will be independent directors, constituting a majority of the Board of Directors. The Board of Directors has also determined that each of the members of our Audit Committee is “independent” under Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board of Directors has further determined that each of the members of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee is “independent” under applicable NYSE rules.
In its review of each director’s or nominee’s independence from the Company, the Board of Directors reviewed whether any transactions or relationships currently exist or existed during the past year between each director or nominee and the Company and its subsidiaries, affiliates, equity investors or independent registered public accounting firm. The Board of Directors also examined whether there were any transactions or relationships between each director or nominee and members of the senior management of the Company or their affiliates.
During fiscal 2025, the independent members of the Board did not hold any formal meetings, but engaged in numerous informal discussions, including, without limitation, at executive sessions at which only independent directors are present in connection with regularly scheduled board meetings.
Communications with Directors
Any stockholder or other interested party wishing to communicate with the Board as a whole, the non-employee directors or an individual director should write to “Board of Directors,” “Non-Employee Directors” or the individual director in care of the Secretary at 13386 International Pkwy, Jacksonville, FL 32218. Communications from stockholders or other interested parties addressed in this fashion will be sent directly to the Board, the non-employee directors or the individual director, as applicable.
Complaint Procedures
Complaints and concerns about accounting, internal accounting controls or auditing or related matters pertaining to the Company may be submitted by writing to the Chairman of the Audit Committee as follows: Cadre Holdings, Inc., Attention: Chairman of the Audit Committee, 13386 International Pkwy, Jacksonville, FL 32218. Complaints may be submitted on a confidential and anonymous basis by sending them in a sealed envelope marked “Confidential.”
Audit Committee
The Audit Committee is responsible for the oversight and evaluation of (i) the qualifications, independence and performance of our independent registered public accounting firm (“independent auditors”); (ii) the performance of our internal audit function; and (iii) the quality and integrity of our financial statements and the effectiveness of our internal control over financial reporting. In addition, the Audit Committee recommends to the Board of Directors the appointment of independent auditors and analyzes the reports and recommendations of such auditors. The Audit Committee also assesses major risk factors relating to the Company and its performance, and reviews measures to address and mitigate financial, legal and operational risks. The Audit Committee also prepares the Audit Committee report required by the rules of the U.S. Securities and Exchange Commission (the “SEC”), which is included in this Proxy Statement on page 18.
Our Audit Committee is currently comprised of Messrs. Quigley, Delzanno and Norton, with Mr. Quigley serving as the Chairman. All of the members of our Audit Committee were determined by the Board of Directors to be independent of Cadre based on NYSE’s definition of “independence” and Rule 10A-3 under the Exchange Act and are able to read and understand the Company’s fundamental financial statements. The Board of Directors has determined that Mr. Quigley qualifies as an audit committee financial expert (as such term is defined under the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder).
The duties of the Audit Committee of our Board of Directors, which are specified in the charter of the Audit Committee, include but are not limited to:
•
Recommending to the Board whether the annual audited financial statements should be included in the Company’s Annual Report on Form 10-K and whether the quarterly financial statements should be included in the Company’s Quarterly Report on Form 10-Q.

•
Discussing and reviewing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements.

•
Discussing with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

•
Discussing with the independent auditor any difficulties encountered in the course of the audit work.

•
Reviewing disclosures made to the Audit Committee by the Company’s CEO and principal financial officer during their certification process for Annual Reports and Quarterly Reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein.

•
Obtaining and reviewing a report from the independent auditor at least annually.

•
Evaluating the qualifications, performance and independence of the independent auditor.

•
Ensuring the rotation of the audit partners as required by law.

•
Setting clear hiring policies for the Company’s hiring of employees or former employees of the independent auditor, accounting for the pressures that may exist for auditors consciously or subconsciously seeking a job with the Company.

•
Reviewing the significant reports to management prepared by the internal auditing department and management’s responses, and reporting to the full Board any issues that arise with respect to the performance of the internal audit function.

•
Reviewing and approving the annual internal audit plan and budget, and receiving periodic status updates on plan execution and significant findings.

•
Overseeing the review, approval or ratification, and monitoring of related-party transactions as defined by Item 404 of Regulation S-K (as amended) and related disclosures in the Company’s SEC filings, as well as other arrangements that may present a related-party conflict or independence concern, and maintaining and periodically reviewing policies and procedures to identify, assess, and approve or ratify such transactions in line with Company policies.

•
Discussing with the Company’s legal counsel matters that may have a material impact on the financial statements or the Company’s compliance policies.

•
Conducting an annual review, in conjunction with the Company’s management and advisors, information technology, and security systems personnel, to assess significant cybersecurity, data and privacy related risks to which the Company may be exposed in order to evaluate the potential effect these threats pose on the Company’s business, financial performance, operations, data integrity, and reputation.

•
Pre-approving all audit services and permitted non-audit services to be performed by our independent auditors, including the fees and terms of the services to be performed, and establishing policies and procedures for the pre-approval of permitted services by the independent auditor or other registered public accounting firms on an on-going basis.

•
Conducting an annual assessment of the Company’s policies and procedures aimed at monitoring, detecting, mitigating, and resolving such cybersecurity related threats.

During fiscal 2025, the Audit Committee held seven meetings, acted twice by unanimous written consent in lieu of a meeting and also held numerous informal discussions. The Board of Directors has adopted a written Charter for the Audit Committee, a copy of which is available on our Internet website, at https://cadre-holdings.com/, under the tab “Governance Documents” within the section called “Governance.”
Compensation Committee
The Compensation Committee is responsible for, among other matters, reviewing key employee compensation goals, policies, plans and programs; reviewing and approving the compensation of our chief executive officer and other executive officers; reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and administering our stock plans and other incentive compensation plans. Pursuant to the Compensation Committee’s charter (a copy of which is available on our Internet website, at https://cadre-holdings.com/, under the tab “Governance Documents” within the section called “Governance”), the Compensation Committee’s authority generally includes, among other things, the authority to do each of the following:
•
To review and approve corporate goals and objectives with respect to compensation for the Company’s senior management team, evaluate the senior management team’s performance in light of those goals and objectives, and, either as a committee or together with the other independent directors, determine and approve the senior management team’s compensation levels based on this evaluation.

•
To review at least annually the compensation of non-senior management employees as the Committee determines to be appropriate (including any awards under any equity-based compensation or non- equity-based incentive compensation plan of the Company and any material perquisites).

•
To review the Company’s incentive compensation and other stock-based plans and recommend changes in such plans to the Board of Directors as needed. The Compensation Committee shall have and shall exercise all the authority of the Board of Directors with respect to the administration of such plans.

•
To assist the Board of Directors in developing and evaluating potential candidates for executive positions and to oversee the development of executive succession plans.

•
To produce the compensation committee report on executive compensation to be included in the Company’s Proxy Statement.

•
To review on an annual basis director compensation and benefits.

The Compensation Committee has the authority to retain or obtain advice from, as well as determine the appropriate compensation of, such compensation consultants, outside counsel and other advisors as the Compensation Committee, in its sole discretion, may deem appropriate.
Our Compensation Committee is currently comprised of Messrs. Norton and Delzanno and Ms. DeCotis, with Mr. Norton serving as the Chairman, each of whom were determined by the Board of Directors to be independent of the Company based on NYSE’s definition of “independence”. The Compensation Committee does not formally meet on a regular basis, but only as circumstances require. During fiscal 2025, the Compensation Committee held two meetings, and also held numerous informal discussions.
Nominating and Corporate Governance Committee
The purpose of the Nominating and Corporate Governance Committee is to identify, evaluate and nominate candidates for election to the Board of Directors, as well as review Cadre’s corporate governance guidelines and other related documents for compliance with applicable laws and regulations such as the Sarbanes-Oxley Act of 2002 and the NYSE listing requirements. The Nominating and Corporate Governance Committee considers all qualified candidates identified by members of the Committee, by other members of the Board, and by senior management. The Nominating and Corporate Governance Committee will also consider nominees recommended by stockholders. Information with respect to a proposed nominee should be forwarded to Cadre Holdings, Inc., Attention: Secretary, at 13386 International Pkwy, Jacksonville, FL 32218, and upon receipt, the Secretary will submit it to the Nominating and Corporate Governance Committee for its consideration. Such information shall include the name of the nominee, and such information with respect to the nominee as would be required under the rules and regulations of the SEC to be included in our Proxy Statement if such proposed nominee were to be included therein, as well as a consent executed by the proposed nominee to serve as director if elected as required by the rules and regulations of the SEC. In addition, the stockholder shall include a statement to the effect that the proposed nominee has no direct or indirect business conflict of interest with us, and otherwise meets our standards set forth below. See “Requirements for Submission of Stockholder Proposals, Nomination of Directors and Other Business of Stockholders” for additional information on certain procedures that a stockholder must follow to nominate persons for election as directors.
The Nominating and Corporate Governance Committee may engage third-party search firms from time to time to assist it in identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee’s policy is to evaluate nominees recommended by stockholders, by other individuals and by third-party search firms in the same manner, as follows: the Nominating and Corporate Governance Committee reviews biographical information furnished by or about the potential nominees to determine whether they have the experience and qualities discussed above; when a Board vacancy occurs or is anticipated, the Nominating and Corporate Governance Committee determines which of the qualified candidates, if any, to interview, based on the current needs of the Board of Directors and the Company; and members of the Nominating and Corporate Governance Committee meet with these selected individuals. If, after such meetings, the Nominating and Corporate Governance Committee determines to recommend any candidate to the Board of Directors for consideration, that individual is invited to meet with the entire Board. The Board then determines whether to select the individual as a director-nominee.
Our Nominating and Corporate Governance Committee is currently comprised of Messrs. Delzanno and Norton, with Mr. Delzanno serving as the Chairman, both of whom were determined by the Board of Directors to be independent of the Company based on NYSE’s definition of “independence”. The Nominating and Corporate Governance Committee does not formally meet on a regular basis, but only as circumstances require. During fiscal 2025, the Nominating and Corporate Governance Committee met once, acted by unanimous written consent in lieu of a meeting once, and also held numerous informal discussions. A copy of the Nominating and Corporate Governance Committee’s Charter is available on our Internet website, at https://cadre-holdings.com/, under the tab “Governance Documents” within the section called “Governance.”
Candidates for the Board of Directors should possess fundamental qualities of intelligence, honesty, perceptiveness, good judgment, maturity, high ethics and standards, integrity, fairness and responsibility; have a genuine interest in the Company; have no conflict of interest or legal impediment which would interfere with the duty of loyalty owed to the Company and its stockholders; and have the ability and willingness to spend the time required to function effectively as a director of the Company. The Nominating and Corporate Governance Committee does not maintain a separate standalone diversity policy; however, in evaluating director candidates, the Committee considers a range of characteristics, including age, background, experience, viewpoints and other individual qualities and attributes represented on the Board of Directors.
Director Summary Compensation Table
Our board of directors’ compensation program is designed to align compensation with Cadre’s business objectives and the creation of stockholder value, while enabling Cadre to attract, retain, incentivize and reward directors who contribute to the long-term success of Cadre. Regarding expenses, Cadre’s policy is to reimburse directors for reasonable and necessary out-of-pocket expenses incurred in connection with attending board and committee meetings or performing other services in their capacities as directors.
The following table summarizes the compensation earned by our serving non-employee directors for the fiscal year ended December 31, 2025:

Name	Fees Earned or Paid in Cash ($)	Stock Awards	Option Awards(1)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
Gianmaria C. Delzanno	95,000	—	146,880(2)	—	—	506	242,386
William Quigley	92,500	—	146,880(3)	—	—	1,248	240,628
Hamish Norton	80,000	—	146,880(4)	—	—	—	226,880
Deborah A. DeCotis	65,000	—	146,880(5)	—	—	—	211,880

*
“All Other Compensation” related to travel reimbursement for the applicable members of the Board.

(1)
Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for awards made during the applicable year. For discussions on the relevant assumptions, see the footnote titled “Stock-Based Compensation” in the financial statements contained in the Annual Report on Form 10-K for the year ended December 31, 2025.

(2)
Mr. Delzanno’s option awards consist of the grant of 16,000 options on May 30, 2025, valued at $9.18 and which vest and become exercisable in four equal consecutive quarterly tranches on each of June 30, 2025, September 30, 2025, December 31, 2025, and March 31, 2026, respectively.

(3)
Mr. Quigley’s option awards consist of the grant of 16,000 options on May 30, 2025, valued at $9.18 and which vest and become exercisable in four equal consecutive quarterly tranches on each of June 30, 2025, September 30, 2025, December 31, 2025, and March 31, 2026, respectively.

(4)
Mr. Norton’s option awards consist of the grant of 16,000 options on May 30, 2025, valued at $9.18 and which vest and become exercisable in four equal consecutive quarterly tranches on each of June 30, 2025, September 30, 2025, December 31, 2025, and March 31, 2026, respectively.

(5)
Ms. DeCotis’s option awards consist of the grant of 16,000 options on May 30, 2025, valued at $9.18 and which vest and become exercisable in four equal consecutive quarterly tranches on each of June 30, 2025, September 30, 2025, December 31, 2025, and March 31, 2026, respectively.

Discussion of Director Compensation
We pay three primary components of compensation to our non-management directors: an annual cash retainer, committee chairman fees, and equity awards, generally comprising of equity awards such as stock options. In setting director compensation, the Company considers the significant amount of time that directors expend in fulfilling their duties on our Board of Directors and its committees as well as the skill level required by the Company of members of the Board of Directors and the need to continue to attract highly qualified candidates to serve on our Board of Directors. Director compensation arrangements are reviewed annually to maintain such standards.
In 2025, members of our Board of Directors were compensated as follows: (i) all non-employee directors serving on the Board of Directors each received an annual stock option grant in May 2025 of 16,000 shares at an exercise price equal to the closing price of the Company’s common stock on the date of such grant, and vesting and becoming exercisable in four equal consecutive quarterly tranches; (ii) all non-employee directors serving on the Board of Directors received an annual payment of $65,000, payable in equal quarterly installments, in consideration for their services on the Board; (iii) Mr. Delzanno, the lead independent director of the Board of Directors, received an additional annual payment of $30,000, payable in four equal consecutive quarterly tranches, in consideration of his service as the lead independent director of the Board of Directors; (iv) Mr. Quigley received an additional annual payment of $27,500, payable in four equal consecutive quarterly tranches, in consideration for his service as the chairman of the Board of Directors’ Audit Committee; and (v) Mr. Norton received an additional annual payment of $15,000, payable in four equal consecutive quarterly tranches, in consideration for his service as the chairman of the Board of Directors’ Compensation Committee.
In 2025, our current employee director, Mr. Kanders, was compensated pursuant to his employment agreement (which is described below under the heading “Employment Agreements”).

Insider Trading Policy
The Company has an Insider Trading Policy governing the purchase, sale and other dispositions of its securities by directors, officers and employees that is reasonably designed to promote compliance with insider trading laws, rules and regulations and New York Stock Exchange listing standards. A copy of the Insider Trading Policy was filed as Exhibit 19 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.
Involvement in Certain Legal Proceedings
No director, executive officer or person nominated to become a director or executive officer has, within the last ten years: (i) had a bankruptcy petition filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for, any business of such person or entity with respect to which such person was a general partner or executive officer either at the time of the bankruptcy filing or within two years prior to that time; (ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting his involvement in any type of business, securities or banking activities or practice; or (iv) been found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.
Anti-Hedging Policy
Our insider trading policy provides that Company Insiders and Covered Persons (each as defined in the insider trading policy) may not sell the Company’s securities short and/or buy or sell puts or calls or other derivative securities on the Company’s securities. Additionally, the insider trading policy further provides that any such Company Insiders and Covered Persons may not enter into hedging or monetization transactions or similar arrangements or contracts which have short selling features to them (e.g. forward sales contracts) with respect to the Company’s securities without the approval of the Chairman of the Board or the Chairman’s designee. A copy of our insider trading policy is available on our Internet website, at https://www.cadre-holdings.com, under the tab “Governance Documents” within the section called “Governance.”

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Board of Directors has appointed an Audit Committee consisting of three directors. Each of the members of the Audit Committee is independent from Cadre and is financially literate as that qualification is interpreted by the Board. The Board has adopted a written charter with respect to the Audit Committee’s roles and responsibilities.
Management is responsible for Cadre’s internal control and the financial reporting process. The external auditor is responsible for performing an independent audit of Cadre’s consolidated financial statements in accordance with auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.
The Audit Committee has had various discussions with management and the independent auditors. Management represented to the Audit Committee that Cadre’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles applied on a consistent basis, and the Audit Committee has reviewed and discussed the quarterly and annual consolidated financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees.
The Audit Committee has received the written disclosures and a letter from the independent registered public accounting firm as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from Cadre and its management. The Audit Committee also considers whether the independent registered public accounting firm’s provision of audit and non-audit services to Cadre is compatible with maintaining the independent registered public accounting firm’s independence.
The Audit Committee discussed with the independent auditors the overall scope and plans for its audit. The Audit Committee discussed with the independent auditors, with and without management present, the results of its audit and the overall quality and integrity of financial reporting.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements and the audit report on the audited financial statements be included in Cadre’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the SEC.
Submitted by the Members of the Audit Committee of the Board of Directors:
William Quigley (Chairman)
Gianmaria C. Delzanno
Hamish Norton
The Report of the Audit Committee does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates the Report of the Audit Committee by reference therein.

EXECUTIVE OFFICERS
The following table sets forth the name, age and position of each of our executive officers as of the date hereof. Our executive officers are appointed by and serve at the discretion of the Board of Directors of Cadre.
Name	Age	Position
Executive Officers
Warren B. Kanders*	68	Chief Executive Officer, Director and Chairman
Brad Williams	52	President
Blaine Browers	47	Chief Financial Officer

*
See “Biographical Information for Directors” for biographical information with respect to Warren B. Kanders.

Brad Williams, 52, was appointed Chief Operating Officer in March 2017 and promoted to President in 2019. Prior to joining the Company, Mr. Williams served in various roles of increasing responsibility at IDEX Corporation from June 2010 to March 2017, including President, Material Processing Technologies Group, President, Energy & Fuels Midstream Group and Vice President & General Manager, Toptech Systems. Prior to IDEX Corporation, Mr. Williams held various positions within Danaher Corporation and Ingersoll-Rand Company. Mr. Williams received an MBA from Kelley School of Business — Indiana University, a M.S. in Industrial & Systems Engineering from Virginia Polytechnic Institute & State University, and a B.S in Engineering Science & Mechanics from Virginia Polytechnic Institute & State University.
Blaine Browers, 47, was appointed as our Chief Financial Officer in May 2018. Prior to joining the Company, Mr. Browers served in various roles of increasing responsibility at IDEX Corporation from September 2010 to April 2018, including Group Vice President Finance & IT — Fire and Safety, Group Vice President Finance & IT — BAND-IT, IDEX Optics & Photonics and Micropump, Vice President Finance & IT, BAND-IT, and Finance Manager Northeast. Prior to IDEX Corp., Mr. Browers held various positions within General Electric Co. Mr. Browers received a B.A. in Finance from University of South Florida and an MBA from Washington University in St. Louis.
There are no family relationships between our Named Executive Officers and any director of the Company.
EXECUTIVE COMPENSATION
Cadre has designed, and intends to modify as necessary or appropriate, its compensation and benefits program to attract, retain, incentivize and reward deeply talented and qualified executives who share its philosophy and desire to work towards achieving Cadre’s goals. Cadre believes its compensation program should promote the success of the company and align executive incentives with the long-term interests of its shareholders. As Cadre’s needs evolve, Cadre intends to continue to evaluate and modify its philosophy and compensation programs as circumstances require or as appropriate.
This section provides an overview of Cadre’s executive compensation programs as they relate to the executive officers named below (the “named executive officers”), including a narrative description of the material factors necessary to understand the information disclosed in the Summary Compensation Table below. For the year ended December 31, 2025, Cadre’s named executive officers were:
•
Warren B. Kanders, Chief Executive Officer

•
Brad Williams, President

•
Blaine Browers, Chief Financial Officer

Summary Compensation Table
The following table sets forth information concerning the compensation of the named executive officers for the years ended December 31, 2024 and 2025.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(4)	Option Awards ($)(4)	Non-equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
Warren B. Kanders
Chief Executive Officer	2025	1,700,000	2,244,000	1,314,920	1,317,868(4)	—	—	213,054(1)	6,789,841
	2024	1,550,000	2,543,550	1,162,496	1,067,388	—	—	208,984	6,532,418
Brad Williams
President	2025	700,000	924,000	541,454	542,655(4)	—	—	37,673(2)	2,745,782
	2024	625,000	1,025,625	468,742	430,401	—	—	38,286	2,588,054
Blaine Browers
Chief Financial Officer	2025	625,000	770,000	451,212	452,211(4)	—	—	37,433(3)	2,335,856
	2024	525,000	746,655	341,262	313,332	—	—	38,301	1,964,551

(1)
“Other Compensation” amount for Mr. Kanders in 2025 consisted of $34,531,948 for unallocated expense reimbursement, $503 for life insurance and AD&D, and $13,725 for 401(k) matching contribution.

(2)
“Other Compensation” amount for Mr. Williams in 2025 consisted of $13,725 for 401(k) matching contributions, $1,600 for Company paid portion of health care, $503 for AD&D and other wellness.

(3)
“Other Compensation” amount for Mr. Browers in 2025 consisted of $13,725 for 401(k) matching contributions, $1,600 for Company paid portion of health care, $503 for AD&D and other wellness.

(4)
Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for awards made during the applicable year. For discussions on the relevant assumptions, see the footnote titled “Stock-Based Compensation” in the financial statements contained in the Annual Report on Form 10-K for the year ended December 31, 2025.

Narrative Disclosure to Summary Compensation Table
For 2025, the compensation program for Cadre’s named executive officers consisted of annual base salaries, a performance-based annual bonus, and periodic grants of stock options, restricted stock, and phantom stock. In determining 2025 compensation, the Compensation Committee and the Board of Directors considered previous compensation practices and packages awarded to the Company’s executive officers only to the extent necessary to provide context for current-year compensation decisions.
Base Salary
Base salary for Cadre’s named executive officers has historically been set at a level that is commensurate with such executive’s duties and authorities, contributions, prior experience and sustained performance.
On March 10, 2025, Mr. Kanders’ annual base salary was increased from $1,550,000 to $1,700,000, effective as of January 1, 2025. In establishing the salary of Mr. Kanders, the Compensation Committee considered, among other things, market factors such as the compensation for similar positions at similarly situated companies, his extensive investment, capital raising, acquisition and operating expertise, as well as the responsibilities and duties required by his role as chief executive officer of a public company. Mr. Kanders devotes only as much of his time as is necessary to the affairs of the Company and also serves in various capacities with other public and private entities, including not-for-profit entities.

On March 10, 2025, Mr. Williams’ annual base salary was increased from $625,000 to $700,000, effective as of January 1, 2025. In increasing Mr. Williams’ base salary, the Compensation Committee considered, among other things, market factors such as the compensation for similar positions at similarly situated companies, as well as the responsibilities and duties required by his role as president of a public company.
On March 10, 2025, Mr. Browers’ annual base salary was increased from $525,000 to $625,000, effective as of January 1, 2025. In increasing Mr. Browers’ base salary, the Compensation Committee considered, among other things, market factors such as the compensation for similar positions at similarly situated companies, as well as the responsibilities and duties required by his role as chief financial officer of a public company.
Cash Bonuses
In respect of the year ended December 31, 2025, each of our executive officers received the cash bonuses described below pursuant to the terms of their respective employment agreements hereinafter described (the “Employment Agreements”) which provide for annual incentive opportunities and, in addition, permit the Board of Directors and/or the Compensation Committee to award discretionary bonuses. With regard to the performance-based compensation of any Named Executive Officer, the Compensation Committee generally establishes the performance goals and then certifies the satisfaction of such performance goals prior to the payment of the performance-based bonus compensation to the extent an applicable bonus is structured as a performance-based award. In reviewing and approving the annual performance-based bonus for our executive officers, the Compensation Committee may also consider an executive’s contribution to the overall performance of the Company, as well as annual bonuses awarded to persons holding similar positions at similarly situated companies.
Pursuant to the Kanders Employment Agreement, in addition to any other bonuses that the Compensation Committee may award in its sole discretion, Mr. Kanders is entitled to receive a minimum cash bonus equal to 100% of his annual base salary in each year of the term so long as the Company achieves the Company’s target for earnings before interest, taxes, depreciation and amortization (“EBITDA”), as computed by the Company on a consistent basis for such year as reflected in the annual budget approved by the Board. In the sole discretion of the Compensation Committee and the Board, such annual bonus may be increased based on performance to a target level of 200% of Mr. Kanders’ annual base salary, and the Compensation Committee and the Board may further adjust any such annual bonus based upon performance.
In addition, cash bonuses may be awarded at the discretion of the Board of Directors or the Compensation Committee of the Company for exceptional performance related to other corporate activity undertaken by the Company in any year, and may be awarded in addition to, or in lieu of, an annual bonus opportunity under an applicable Employment Agreement, as determined by the Compensation Committee and/or the Board, as applicable.
The Compensation Committee and the Board of Directors approved a cash bonus for Mr. Kanders in the amount of $2,244,000 in respect of his performance in 2025. The bonus was paid in 2026 following the filing with the SEC of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. In determining to award this bonus, the Compensation Committee considered, among other things, Mr. Kanders’ leadership and individual contributions to the Company during 2025, including the Company’s strong operating results for the year, such as the generation of its highest adjusted EBITDA margin since its inception, as well as his leadership of the Company’s acquisitions of Carr’s Engineering Limited and Carr’s Engineering (US), Inc. (collectively, “Zircaloy”) and TYR Tactical, LLC (“TYR”). The Company signed a definitive agreement to acquire TYR in October 2025 and completed the acquisition in February 2026.
The Compensation Committee and the Board of Directors approved a cash bonus for Mr. Williams in the amount of $924,000 with respect to his performance in 2025. The bonus was paid in 2026 following the filing with the SEC of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. In determining to award this bonus, the Compensation Committee considered, among other things, Mr. Williams’ leadership and individual contributions to the Company during 2025, including the Company’s strong operating results for the year, such as the generation of its highest adjusted EBITDA margin since its inception, as well as his leadership of the Company’s acquisitions of Zircaloy and TYR.

The Compensation Committee and the Board of Directors approved a cash bonus for Mr. Browers in the amount of $770,000 in respect of his performance in 2025. The bonus was paid in 2026 following the filing with the SEC of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. In determining to award this bonus, the Compensation Committee considered, among other things, Mr. Browers’ leadership and individual contributions to the Company during 2025, including the Company’s strong operating results for the year, such as the generation of its highest adjusted EBITDA margin since its inception, as well as his leadership of the Company’s acquisitions of Zircaloy and TYR.
Although the cash bonuses discussed above were awarded in respect of performance in 2025, they were paid in 2026 and, accordingly, are reflected in the Summary Compensation Table in the row for 2025.
Base salary, incentive compensation and the amount of cash bonus (total cash compensation) earned in respect of 2024 and 2025 by the Named Executive Officers are reflected in the “Salary,” “Bonus,” and “Non-Equity Incentive Plan Compensation” columns in the Summary Compensation Table set forth on page 20 of this Proxy Statement.
Equity Awards
Pursuant to the Williams Employment Agreement and the Browers Employment Agreement, Messrs. Williams and Browers are each eligible to receive an annual performance bonus that may be based upon a variety of qualitative and quantitative factors, of up to 150% of Mr. Williams’ annual base salary and up to 130% of Mr. Browers’ annual base salary, in each case as determined by the Compensation Committee. If earned, such annual performance bonus would be paid 50% in stock options and 50% in restricted stock awards. In addition, Mr. Kanders will also be entitled, at the sole and absolute discretion of the Board or the Compensation Committee, to participate in other bonus plans of the Company, including but not limited to the 2021 Incentive Plan.
Each of Messrs. Kanders, Williams and Browers received restricted stock unit awards granted under the 2021 Incentive Plan consisting of 37,666, 15,510, and 12,925 shares of Common Stock, respectively, which vest and become non-forfeitable in three substantially equal annual installments beginning on the first anniversary of the date of grant.
Each of Messrs. Kanders, Williams and Browers also received a stock option award granted pursuant to the 2021 Incentive Plan consisting of options to purchase 117,457, 48,365, and 40,304 shares, respectively, of the Company, which vest in three substantially equal annual installments beginning on the first anniversary of the date of grant. Each such award is a 10-year stock option with an exercise price equal to the closing price of the Company’s common stock on the date of grant.
In determining to award the discretionary equity awards described above, the Compensation Committee took into account, among other things, that relating a significant portion of long-term remuneration, with multiyear vesting, aligns the goals of management with those of our stockholders and motivates executive officers and key employees to improve the operations of the Company, in turn creating value for the Company’s stockholders.
Timing of Equity Awards
The timing of our equity award grants is not intended to be influenced by the release of material nonpublic information. Equity awards, including stock options and other stock-based compensation, are generally granted at previously scheduled meetings of the Board of Directors and the Compensation Committee. In accordance with the Company’s incentive plans, all stock options and stock awards are granted with an exercise price and value equal to the fair market value of the Company’s common stock, determined as the closing price on the date of grant. The Compensation Committee may also approve equity-based grants in connection with the hiring or promotion of executive officers. To ensure compliance with best governance practices and mitigate the risk of improper grant timing, the Company generally seeks to avoid granting equity awards within the period beginning four business days before the filing of a periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of a current report on Form 8-K that discloses material nonpublic information (including earnings results), and ending at least one business day after such disclosure. This is intended to prevent the appearance of opportunistic grant practices and align with regulatory expectations. The Compensation Committee periodically reviews its equity grant policies, including timing considerations, to ensure ongoing compliance with applicable laws, regulations, and best corporate governance practices.
Agreements with Cadre’s Named Executive Officers
Employment Agreement with Warren B. Kanders
On July 9, 2021, the Company and Warren B. Kanders entered into an Employment Agreement (as amended on September 1, 2021) (the “Kanders Employment Agreement”), which provides for Mr. Kanders’ employment as Chief Executive Officer and Chairman of the Board, for a term commencing upon the completion of the Company’s initial public offering of shares of its common stock on November 8, 2021 (the “Commencement Date”), and to terminate on the fifth anniversary of the Commencement Date, subject to earlier termination as provided therein. Mr. Kanders is entitled to an annual base salary of $1,250,000, subject to annual review by the Compensation Committee as more particularly provided in the Kanders Employment Agreement. On March 10, 2025, Mr. Kanders’ annual base salary was increased to $1,700,000 effective as of January 1, 2025.
In addition to any other bonuses that the Compensation Committee may award to Mr. Kanders in their sole discretion, Mr. Kanders is entitled to receive a minimum cash bonus of 100% of his annual base salary in each year of the term so long as the Company achieves the Company’s target for earnings before interest, taxes, depreciation and amortization (“EBITDA”), as computed by the Company on a consistent basis for such year as reflected in the annual budget approved by the Board (the “Annual Bonus”). In the sole discretion of the Compensation Committee and the Board, any Annual Bonus may be increased based on performance to a target level of 200% of Mr. Kanders annual base salary; provided that the Compensation Committee and the Board in their discretion may further adjust the Annual Bonus based upon performance.
Mr. Kanders will also be entitled, at the sole and absolute discretion of the Board or the Compensation Committee, to participate in other bonus plans of the Company, including but not limited to the 2021 Incentive Plan. Furthermore, and without limiting the foregoing, on the Commencement Date, the Company issued to Mr. Kanders 2,000,000 restricted shares of common stock (the “Kanders Restricted Stock”), which are subject to the following vesting and lapse of restrictions:
(A)   The Kanders Restricted Stock shall vest upon the achievement of a closing price of at least $40.00 per share of common stock on the NYSE or other national or regional stock exchange on which such securities are then listed for a period of twenty (20) consecutive trading days;
(B)   Any shares not vested based on the foregoing closing share price of common stock prior to the tenth anniversary of the Commencement Date shall be forfeited and be null and void; and
(C)   The vesting, and/or forfeiture, of the Kanders Restricted Stock, may be accelerated in accordance with the terms of the Kanders Employment Agreement.
The Kanders Employment Agreement contains confidentiality obligations as well as a non- competition covenant effective during the term of his employment and for a period of eighteen months after the expiration, or three years after the termination, of the Kanders Employment Agreement.
Upon the termination of the Kanders Employment Agreement by Mr. Kanders or the Company or its successor or assigns within two years following the occurrence of a “change in control” of the Company (other than a termination by the Company for cause during such period), due to Mr. Kanders’ death, by the Company due to Mr. Kanders’ permanent disability, by the Company without cause, by Mr. Kanders for Good Reason (which includes the Company’s uncured breach of any material provision of the Kanders Employment Agreement, any material diminution in the authority or responsibilities delegated to Mr. Kanders, or any reduction in Mr. Kanders’ annual base salary), or if the Company, or its applicable successors and assigns, does not offer to renew the Kanders Employment Agreement upon expiration of the term on substantially similar terms (each a “Section 4(g) Termination”), Mr. Kanders, or his duly appointed representative shall be entitled to receive, in one lump sum within thirty days of such termination: (a) three times the sum of (i) his highest annual base salary, plus (ii) the Annual Bonus for such year, in each case since January 1, 2019; plus (b) the amount of any accrued Annual Bonus; however, if Mr. Kanders is terminated without cause or he terminates the Kanders Employment Agreement for Good Reason, any accrued Annual Bonus shall be payable only to the extent that the applicable performance targets for the year of termination are actually achieved; plus (c) except in the case of Mr. Kanders’ death or permanent disability, five times the greatest annual amount of the full cost of maintaining his principal office; provided, however, that in the event of a change in control, if the Company or the acquiror requests Mr. Kanders to provide consulting services described in the Kanders Employment Agreement, then the lump sum payment described above shall be payable upon the expiration of such consulting period, and during such consulting period, Mr. Kanders will be entitled to a consulting fee equal to what he would have otherwise been entitled to be paid under the Kanders Employment Agreement during such period.
In the event of a Section 4(g) Termination, the following shall occur, and be provided or made available to Mr. Kanders at the times specified: (i)(A) all of Mr. Kanders’ benefits accrued under any employee pension, retirement, savings and deferred compensation plans of the Company shall become vested in full upon the date of such Section 4(g) Termination (other than with respect to unvested stock options, restricted stock and other equity or equity-based awards, the terms of which are separately addressed in the next succeeding clause); (B) any and all unvested stock options, restricted stock and other equity or equity-based awards (including, but not limited to, the Kanders Restricted Stock) shall immediately vest as of the date of such Section 4(g) Termination; and (C) amounts which are vested or which Mr. Kanders is otherwise entitled to receive under the terms of or in accordance with any plan, policy, practice or program of, or any contract or agreement with, the Company or any of its subsidiaries, on or after his termination without regard to the performance by Mr. Kanders of further services or the resolution of a contingency shall be payable in accordance with the terms of the plan, policy, practice, program, contract or agreement under which such benefits have been awarded or accrued. Furthermore, the benefits set forth in clause (C), which are applicable to Mr. Kanders, shall also be payable to Mr. Kanders in the event he is terminated for cause, or if Mr. Kanders terminates this Agreement without Good Reason; (ii) Mr. Kanders (and any of his dependents) will be entitled to continue participation in all of the Company’s health benefit plans, for the period for which Mr. Kanders could elect COBRA continuation coverage under the Company’s health benefit plans as a result of his termination; (iii) Mr. Kanders will be entitled to continued personal use of the Company owned or leased aircraft, not to exceed one hundred hours in any calendar year, at the Company’s sole cost and expense until the third anniversary of termination; provided, that, at Mr. Kanders’ option, in lieu of the foregoing use of the aircraft, Mr. Kanders will be entitled to purchase any Company-owned aircraft from the Company within seventy-five days of his termination at its then-depreciated book value; (iv) Mr. Kanders will have the right to have the Company’s (or applicable subsidiary’s) office lease that is used by Mr. Kanders assigned to him, and the Company will pay the lease payments for a period of five years from the date of such termination, and Mr. Kanders shall have the right to purchase any fixed assets in connection therewith (including but not limited to automobiles) that he enjoyed the use of during the term at such assets’ then-depreciated book value. Notwithstanding anything to the contrary otherwise provided in the Kanders Employment Agreement, in the event of any Section 4(g) Termination, all grants of stock options and common stock granted under the Kanders Employment Agreement shall vest and become immediately exercisable and saleable and any lock-up provisions applicable thereto, or to any options granted to the Mr. Kanders, shall terminate.
In the event that the Kanders Employment Agreement is terminated by the Company with cause, or by Mr. Kanders unless such termination constitutes a Section 4(g) Termination, all unvested grants of stock options and common stock under the Kanders Employment Agreement shall terminate and be null and void.
Upon the termination of the Kanders Employment Agreement by the Company for cause, or by Mr. Kanders (except for Good Reason or upon his death or disability), Mr. Kanders shall be entitled to receive by wire transfer of immediately available funds, in one lump sum, within five business days of such termination, any then-accrued and unpaid portion of the annual base salary.
In the event that Mr. Kanders fails to comply with any of his obligations under the Kanders Employment Agreement, including, without limitation, the confidentiality and non-compete provisions, Mr. Kanders will be required to repay any payments or benefits received by him as a result of a Section 4(g) Termination as of the date of such failure to comply and he will have no further rights in or to such payments payable to him pursuant to the Kanders Employment Agreement. All payments and benefits provided under the Kanders Employment Agreement shall be subject to any compensation recovery or clawback policy as required under applicable law, rule or regulation or otherwise adopted by the Company from time to time.

The Kanders Employment Agreement contains provisions designed to reduce (but not below zero) any payments otherwise required to be paid to Mr. Kanders if the same would result in the imposition of an excise tax under Section 4999 of the Code, to the minimum extent necessary so that such excise tax is not imposed. The Kanders Employment Agreement also contains provisions intended to comply with Section 409A of the Code.
Employment Agreement with Brad Williams
On January 24, 2025, the Company and Brad Williams entered into an employment agreement (the “Williams Employment Agreement”), which supersedes and replaces Mr. Williams’ prior employment agreement with the Company dated July 9, 2021 (as amended on September 1, 2021) (the “Prior Williams Employment Agreement”), and will remain in effect through January 24, 2028, subject to earlier termination as provided therein. Mr. Williams serves as President of the Company and is entitled to an annual base salary of $625,000. On March 10, 2025, Mr. Williams’ annual base salary was increased to $700,000 effective as of January 1, 2025. Mr. Williams is eligible to receive an annual performance bonus, which may be based upon a variety of qualitative and quantitative factors, of up to 150% of his annual base salary, as determined by the Compensation Committee of the Board, which, if earned, will be paid 50% in stock options and 50% in restricted stock awards. Mr. Williams will also be entitled, at the sole and absolute discretion of the Board or the Compensation Committee, to participate in other bonus plans of the Company, including but not limited to the 2021 Incentive Plan.
The Williams Employment Agreement also contains confidentiality obligations as well as a non-competition covenant and non-interference (relating to the Company’s customers), non-solicitation (relating to the Company’s employees) and non-disparagement provisions effective during the term of his employment and for a period of two years after the termination of his employment with the Company.
In the event that Mr. Williams’ employment is terminated as a result of his death or disability, Mr. Williams or his estate will, subject to the provisions of the Williams Employment Agreement, be generally entitled to receive his accrued base salary through the date of such termination and earned but unpaid annual incentive bonus prorated for the portion of the year in which such termination occurred, and all granted but unvested stock options and all unvested restricted stock (but not including the restricted stock award granted pursuant to Section 3(e) of the Prior Williams Employment Agreement (the “2021 Williams Restricted Stock Award”)) shall immediately vest.
In the event that Mr. Williams’ employment is terminated by the Company for “cause” (as defined in the Williams Employment Agreement), Mr. Williams will, subject to the provisions of the Williams Employment Agreement, be entitled to receive his accrued base salary through the date of such termination. In addition, all stock options, whether vested or unvested, and granted but unvested restricted stock will be null and void except that, in the event that Mr. Williams is terminated as a result of his failure to perform any reasonable directive of the Board, he will be entitled to retain any vested stock options.
In the event that Mr. Williams’ employment is terminated by the Company without “cause” (as defined in the Williams Employment Agreement), Mr. Williams will, subject to the provisions of the Williams Employment Agreement, be entitled to receive an amount equal to one year of his base salary and reimbursement of any COBRA premium payments made by Mr. Williams during such one-year period, in each case payable in accordance with the Company’s normal payroll practices, provided that Mr. Williams executes a separation agreement and general release agreement that is satisfactory to the Company. In addition, all granted but unvested stock options and all unvested restricted stock (but not including the 2021 Williams Restricted Stock Award) will immediately vest.
In the event that Mr. Williams’ employment is terminated by Mr. Williams other than as a result of a “change in control” (as defined in the Williams Employment Agreement), Mr. Williams will, subject to the provisions of the Williams Employment Agreement, generally be entitled to receive his accrued base salary and benefits through the date of such termination. In addition, all granted but unvested stock options and all unvested restricted stock will be null and void.
In the event that Mr. Williams’ employment is terminated by either party within 30 days of a “change in control”, Mr. Williams will, subject to the provisions of the Williams Employment Agreement, generally be entitled to receive an amount equal to one year of his base salary payable in one lump sum within five business days after such termination and reimbursement of any COBRA premium payments made by Mr. Williams during such one-year period; provided that Mr. Williams executes a separation agreement and general release agreement that is satisfactory to the Company, and provided further that, in the event the Company or the acquiror requests Mr. Williams to provide consulting services described in the Williams Employment Agreement, then the lump sum payment of an amount equal to one year of his base salary shall be payable upon the expiration of such consulting period, and during such consulting period, Mr. Williams will be entitled to a consulting fee equal to what he would have otherwise been entitled to be paid under the Williams Employment Agreement during such period. In addition, all granted but unvested stock options and all unvested restricted stock (but not including the 2021 Williams Restricted Stock Award) shall immediately vest.
In the event that Mr. Williams fails to comply with any of his obligations under the Employment Agreement, including, without limitation, the non-competition covenant and the non-interference, non-solicitation and non-disparagement provisions, Mr. Williams will be required to repay the one year of base salary paid to him pursuant to the Company termination without cause or change in control provisions of the Williams Employment Agreement as of the date of such failure to comply and he will have no further rights in or to such payments payable to him pursuant to the Williams Employment Agreement. All payments and benefits provided under the Williams Employment Agreement shall be subject to any compensation recovery or clawback policy as required under applicable law, rule or regulation or otherwise adopted by the Company from time to time.
The Williams Employment Agreement contains provisions designed to reduce (but not below 0) any payments otherwise required to be paid to Mr. Williams if the same would result in the imposition of an excise tax under Section 4999 of the Code to the minimum extent necessary so that such excise tax is not imposed. The Williams Employment Agreement also contains provisions intended to comply with Section 409A of the Code.
The Prior Williams Employment Agreement governed Mr. Williams’ service as President of the Company throughout 2024 and was superseded by the Employment Agreement. For a detailed description of the terms of the Employment Agreement, please refer to a copy of the Employment Agreement filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 27, 2025.
Employment Agreement with Blaine Browers
On January 24, 2025, the Company and Blaine Browers entered into an employment agreement (the “Browers Employment Agreement”), which supersedes and replaces Mr. Browers’ prior employment agreement with the Company dated July 9, 2021 (as amended on September 1, 2021) (the “Prior Browers Employment Agreement”), and will remain in effect through January 24, 2028, subject to earlier termination as provided therein. Mr. Browers serves as Chief Financial Officer of the Company and is entitled to an annual base salary of $525,000. On March 10, 2025, Mr. Browers’ annual base salary was increased to $625,000 effective as of January 1, 2025. Mr. Browers is eligible to receive an annual performance bonus, which may be based upon a variety of qualitative and quantitative factors, of up to 130% of his annual base salary, as determined by the Compensation Committee of the Board, which, if earned, will be paid 50% in stock options and 50% in restricted stock awards. Mr. Browers will also be entitled, at the sole and absolute discretion of the Board or the Compensation Committee, to participate in other bonus plans of the Company, including but not limited to the 2021 Incentive Plan.
The Browers Employment Agreement also contains confidentiality obligations as well as a non-competition covenant and non-interference (relating to the Company’s customers), non-solicitation (relating to the Company’s employees) and non-disparagement provisions effective during the term of his employment and for a period of two years after the termination of his employment with the Company.
In the event that Mr. Browers’ employment is terminated as a result of his death or disability, Mr. Browers or his estate will, subject to the provisions of the Browers Employment Agreement, be generally entitled to receive his accrued base salary through the date of such termination and earned but unpaid annual incentive bonus prorated for the portion of the year in which such termination occurred, and all granted but unvested stock options and all unvested restricted stock (but not including the restricted stock award granted pursuant to Section 3(e) of the Prior Employment Agreement (the “2021 Browers Restricted Stock Award”)) shall immediately vest.
In the event that Mr. Browers’ employment is terminated by the Company for “cause” (as defined in the Browers Employment Agreement), Mr. Browers will, subject to the provisions of the Browers Employment Agreement, be entitled to receive his accrued base salary through the date of such termination. In addition, all stock options, whether vested or unvested, and granted but unvested restricted stock will be null and void except that, in the event that Mr. Browers is terminated as a result of his failure to perform any reasonable directive of the Board, he will be entitled to retain any vested stock options.
In the event that Mr. Browers’ employment is terminated by the Company without “cause” (as defined in the Browers Employment Agreement), Mr. Browers will, subject to the provisions of the Employment Agreement, be entitled to receive an amount equal to one year of his base salary and reimbursement of any COBRA premium payments made by Mr. Browers during such one-year period, in each case payable in accordance with the Company’s normal payroll practices, provided that Mr. Browers executes a separation agreement and general release agreement that is satisfactory to the Company. In addition, all granted but unvested stock options and all unvested restricted stock (but not including the 2021 Browers Restricted Stock Award) will immediately vest.
In the event that Mr. Browers’ employment is terminated by Mr. Browers other than as a result of a “change in control” (as defined in the Browers Employment Agreement), Mr. Browers will, subject to the provisions of the Browers Employment Agreement, generally be entitled to receive his accrued base salary and benefits through the date of such termination. In addition, all granted but unvested stock options and all unvested restricted stock will be null and void.
In the event that Mr. Browers’ employment is terminated by either party within 30 days of a “change in control”, Mr. Browers will, subject to the provisions of the Browers Employment Agreement, generally be entitled to receive an amount equal to one year of his base salary payable in one lump sum within five business days after such termination and reimbursement of any COBRA premium payments made by Mr. Browers during such one-year period; provided that Mr. Browers executes a separation agreement and general release agreement that is satisfactory to the Company, and provided further that, in the event the Company or the acquiror requests Mr. Browers to provide consulting services described in the Browers Employment Agreement, then the lump sum payment of an amount equal to one year of his base salary shall be payable upon the expiration of such consulting period, and during such consulting period, Mr. Browers will be entitled to a consulting fee equal to what he would have otherwise been entitled to be paid under the Browers Employment Agreement during such period. In addition, all granted but unvested stock options and all unvested restricted stock (but not including the 2021 Browers Restricted Stock Award) shall immediately vest.
In the event that Mr. Browers fails to comply with any of his obligations under the Employment Agreement, including, without limitation, the non-competition covenant and the non-interference, non-solicitation and non-disparagement provisions, Mr. Browers will be required to repay the one year of base salary paid to him pursuant to the Company termination without cause or change in control provisions of the Browers Employment Agreement as of the date of such failure to comply and he will have no further rights in or to such payments payable to him pursuant to the Browers Employment Agreement. All payments and benefits provided under the Browers Employment Agreement shall be subject to any compensation recovery or clawback policy as required under applicable law, rule or regulation or otherwise adopted by the Company from time to time.
The Browers Employment Agreement contains provisions designed to reduce (but not below 0) any payments otherwise required to be paid to Mr. Browers if the same would result in the imposition of an excise tax under Section 4999 of the Code to the minimum extent necessary so that such excise tax is not imposed. The Browers Employment Agreement also contains provisions intended to comply with Section 409A of the Code.
The Prior Browers Employment Agreement governed Mr. Browers’ service as Chief Financial Officer of the Company throughout 2024 and was superseded by the Employment Agreement. For a detailed description of the terms of the Employment Agreement, please refer to a copy of the Browers Employment Agreement filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on January 27, 2025.

Executive Compensation
The Board expects to review executive compensation periodically to ensure that executive compensation remains competitive such that Cadre is able to recruit, incentivize and retain qualified executives. Cadre intends to maintain an executive compensation program that is designed to also align with the long-term interests of Cadre’s shareholders for value creation and conformance with prevailing standards of good corporate governance.
Outstanding Equity Awards at 2025 Year End
The following table sets forth information concerning stock options and stock awards held by the Named Executive Officers at December 31, 2025:
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested ($)
Warren B. Kanders	113,636	0(1)	—	23.45	3/9/2032	—	—	—	—
	—	—	—	—	—	11,455(2)	467,822	—	—
	83,771	41,886(3)	—	20.53	3/13/2033	—	—	—	—
	—	—	—	—	—	22,360(4)	913,182	—	—
	35,228	70,454(5)	—	34.66	3/18/2034	—	—	—	—
	—	—	—	—	—	37,666(6)	1,538,279	—	—
	0	117,457(7)	—	33.85	3/13/2035	—	—	—	—
Brad Williams	—	—	—	—	—	200,000(8)	8,168,000	—	—
	42,770	0(9)	—	23.45	3/9/2032	—	—	—	—
	—	—	—	—	—	4,191(10)	171,160	—	—
	30,648	15,324(11)	—	20.53	3/13/2033	—	—	—	—
	—	—	—	—	—	9,016(12)	368,213	—	—
	14,205	28,409(13)	—	34.66	3/18/2034	—	—	—	—
	—	—	—	—	—	15,510(14)	633,428	—	—
	0	48,365(15)	—	33.85	3/13/2025	—	—	—	—
Blaine Browers	—	—	—	—	—	150,000(16)	4,845,000	—	—
	31,836	0(17)	—	23.45	3/9/2032	—	—	—	—
	—	—	—	—	—	3,393(18)	138,570	—	—
	24,810	12,405(19)	—	20.53	3/13/2033	—	—	—	—
	—	—	—	—	—	6,564(20)	268,073	—	—
	10,341	20,682(21)	—	34.66	3/18/2034	—	—	—	—
	12,925(22)	527,857	—	—	—	—	—	—	—
	0	40,304(23)	—	33.85	3/13/2035	—	—	—	—

(1)
Stock option award granted pursuant to the Company’s 2021 Stock Incentive Plan on March 9, 2022. Options to purchase shares of the Company’s common stock vested and became exercisable, in substantially equal installments, on each of March 9, 2023, March 9, 2024, and March 9, 2025.

(2)
Restricted stock units award granted pursuant to the Company’s 2021 Stock Incentive Plan on March 13, 2023. Restricted shares of common stock vested and became non-forfeitable, in substantially equal installments, on each of March 13, 2024, March 13, 2025, and March 13, 2026.

(3)
Stock option award granted pursuant to the Company’s 2021 Stock Incentive Plan on March 13, 2023. Options to purchase shares of the Company’s common stock vested and became exercisable, in substantially equal installments, on each of March 13, 2024, March 13, 2025, and March 13, 2026.

(4)
Restricted stock units award granted pursuant to the Company’s 2021 Stock Incentive Plan on March 18, 2024. Restricted shares of common stock vested and became non-forfeitable, in substantially equal installments, on March 18, 2025 and March 18, 2026, and will vest and become non-forfeitable, in a substantially equal installment, on March 18, 2027.

(5)
Stock option award granted pursuant to the Company’s 2021 Stock Incentive Plan on March 18, 2024. Options to purchase shares of the Company’s common stock vested and became exercisable, in substantially equal installments, on March 18, 2025 and March 18, 2026, and will vest and become exercisable, in a substantially equal installment, on March 18, 2027.

(6)
Restricted stock units award granted pursuant to the Company’s 2021 Stock Incentive Plan on March 13, 2025. Restricted shares of common stock vested and became non-forfeitable, in a substantially equal installment, on March 13, 2026, and will vest and become non-forfeitable, in substantially equal installments, on each of March 13, 2027 and March 13, 2028.

(7)
Stock option award granted pursuant to the Company’s 2021 Stock Incentive Plan on March 13, 2025. Options to purchase shares of the Company’s common stock vested and became exercisable, in a substantially equal installment, on March 13, 2026, and will vest and become exercisable in substantially equal installments, on each of March 13, 2027 and March 13, 2028.

(8)
Restricted stock units award granted pursuant to the Company’s 2021 Stock Incentive Plan on February 16, 2022. The shares of common stock will vest if on or before November 8, 2031 both (i) the fair market value of the Company’s common stock shall have equaled or exceeded $40.00 per share for twenty consecutive trading days, which requirement was satisfied on November 10, 2025, and (ii) Mr. Williams has been continuously employed by the Company until November 8, 2026.

(9)
Stock option award granted pursuant to the Company’s 2021 Stock Incentive Plan on March 9, 2022. Options to purchase shares of the Company’s common stock vested and became exercisable, in substantially equal installments, on each of March 9, 2023, March 9, 2024 and March 9, 2025.

(10)
Restricted stock units award granted pursuant to the Company’s 2021 Stock Incentive Plan on March 13, 2023. Restricted shares of common stock vested and became non-forfeitable, in substantially equal installments, on each of March 13, 2024, March 13, 2025, and March 13, 2026.

(11)
Stock option award granted pursuant to the Company’s 2021 Stock Incentive Plan on March 13, 2023. Options to purchase shares of the Company’s common stock vested and became exercisable, in substantially equal installments, on each of March 13, 2024, March 13, 2025, and March 13, 2026.

(12)
Restricted stock units award granted pursuant to the Company’s 2021 Stock Incentive Plan on March 18, 2024. Restricted shares of common stock vested and became non-forfeitable, in substantially equal installments, on each of March 18, 2025 and March 18, 2026, and will vest and become non-forfeitable, in a substantially equal installment, on March 18, 2027.

(13)
Stock option award granted pursuant to the Company’s 2021 Stock Incentive Plan on March 18, 2024. Options to purchase shares of the Company’s common stock vested and became exercisable, in substantially equal installments, on each of March 18, 2025 and March 18, 2026, and will vest and become exercisable in a substantially equal installment, on March 18, 2027.

(14)
Stock option award granted pursuant to the Company’s 2021 Stock Incentive Plan on March 13, 2025. Options to purchase shares of the Company’s common stock vested and became exercisable, in a substantially equal installment, on March 13, 2026, and will vest and become exercisable in substantially equal installments, on each of March 13, 2027 and March 13, 2028.

(15)
Restricted stock units award granted pursuant to the Company’s 2021 Stock Incentive Plan on March 13, 2025. Restricted shares of common stock vested and became non-forfeitable, in a substantially equal installment, on March 13, 2026, and will vest and become non-forfeitable, in substantially equal installments, on each of March 13, 2027 and March 13, 2028.

(16)
Restricted stock units award granted pursuant to the Company’s 2021 Stock Incentive Plan on February 16, 2022. The shares of common stock will vest if on or before November 8, 2031 both (i) the fair market value of the Company’s common stock shall have equaled or exceeded $40.00 per share for twenty consecutive trading days, which requirement was satisfied on November 10, 2025, and (ii) Mr. Browers has been continuously employed by the Company until November 8, 2026.
(17)
Stock option award granted pursuant to the Company’s 2021 Stock Incentive Plan on March 9, 2022. Options to purchase shares of the Company’s common stock vested and became exercisable, in substantially equal installments, on each of March 9, 2023, March 9, 2024, and March 9, 2025.

(18)
Restricted stock units award granted pursuant to the Company’s 2021 Stock Incentive Plan on March 13, 2023. Restricted shares of common stock vested and became non-forfeitable, in substantially equal installments, on each of March 13, 2024, March 13, 2025, and March 13, 2026.

(19)
Stock option award granted pursuant to the Company’s 2021 Stock Incentive Plan on March 13, 2023. Options to purchase shares of the Company’s common stock vested and became exercisable, in substantially equal installments, on each of March 13, 2024, March 13, 2025, and March 13, 2026.

(20)
Restricted stock units award granted pursuant to the Company’s 2021 Stock Incentive Plan on March 18, 2024. Restricted shares of common stock vested and became non-forfeitable, in substantially equal installments, on each of March 18, 2025 and March 18, 2026, and will vest and become non-forfeitable, in a substantially equal installment, on March 18, 2027.

(21)
Stock option award granted pursuant to the Company’s 2021 Stock Incentive Plan on March 18, 2024. Options to purchase shares of the Company’s common stock vested and became exercisable, in substantially equal installments, on each of March 18, 2025 and March 18, 2026, and will vest and become exercisable, in a substantially equal installment, on March 18, 2027.

(22)
Restricted stock units award granted pursuant to the Company’s 2021 Stock Incentive Plan on March 13, 2025. Restricted shares of common stock vest and become non-forfeitable, in a substantially equal installment, on March 13, 2026, and will vest and become non-forfeitable, in substantially equal installments, on each of March 13, 2027 and March 13, 2028.

(23)
Stock option award granted pursuant to the Company’s 2021 Stock Incentive Plan on March 13, 2025. Options to purchase shares of the Company’s common stock vested and became exercisable, in a substantially equal installment, on March 13, 2026, and will vest and become exercisable, in substantially equal installments, on each of March 13, 2027 and March 13, 2028.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During the 2025 fiscal year, none of the members of our Compensation Committee (i) served as an officer or employee of the Company or its subsidiaries; (ii) was formerly an officer of the Company or its subsidiaries; or (iii) entered into any transactions with the Company or its subsidiaries. During the 2025 fiscal year, none of our executive officers (i) served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served on our Compensation Committee; (ii) served as director of another entity, one of whose executive officers served on our Compensation Committee; or (iii) served as member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served as a director of the Company.

Securities Authorized for Issuance Under Equity Compensation Plans
The following table sets forth certain information regarding our equity plans as of December 31, 2025:
Plan Category	(A) Number of securities to be issued upon exercise of outstanding, warrants and rights	(B) Weighted- average exercise price of outstanding options, warrants and rights	(C) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A))
Equity compensation plans approved by security holders(1)	1,984,144	$19.10	9,683,220(2)(3)
Equity compensation plans not approved by security holders(1)	—	—	—
Total	1,984,144	$19.10	9,683,220

(1)
Column (A) includes 1,327,666 shares issuable upon exercise of outstanding stock options, 306,478 shares issuable upon settlement of outstanding restricted stock unit awards, and 350,000 shares issuable upon achievement of performance conditions under outstanding performance stock unit awards, all of which are granted under the Company’s 2021 Stock Incentive Plan. Because restricted stock unit awards do not have an exercise price, the weighted-average exercise price reported in column (B) does not take those awards into account.

(2)
The number of shares remaining available for future issuance under the Company’s 2021 Stock Incentive Plan reflected in column (C) includes the effect of the plan’s automatic annual increase feature. Under the 2021 Stock Incentive Plan, on the first trading day of each January through 2031, the number of shares available for issuance automatically increases by an amount equal to 5% of the Company’s outstanding common stock on the last trading day of the immediately preceding December.

(3)
The number reported in column (C) includes shares available for future issuance under the Company’s Employee Stock Purchase Plan, including shares subject to purchase during the current purchase period. As of December 31, 2025, 991,170 shares remained available for issuance under the Company’s Employee Stock Purchase Plan.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
We have adopted a written policy providing that all transactions between us and any director, executive officer, beneficial owner of more than 5% of any class of our voting securities, any immediate family member of any of the foregoing, or any other related person required to be disclosed pursuant to Item 404 of Regulation S-K, in which the amount involved exceeds $120,000, must be approved in advance by our Audit Committee. Any request for such a transaction must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee considers the relevant facts and circumstances, including, but not limited to, the extent of the related person’s interest in the transaction and whether the transaction is on terms no less favorable to us than those we could obtain from an unaffiliated third party under the same or similar circumstances.
As part of the Company’s acquisition of Carr’s Engineering Limited (excluding Chirton Engineering) and Carr’s Engineering (US), Inc. (collectively, “Zircaloy”), in April 2025, the Company paid a fee of $1,000,000 to Kanders & Company, Inc. (“Kanders & Company”) in consideration of the significant support received by the Company from the employees of Kanders & Company, including (i) strategic planning and market positioning analysis; (ii) financial and operational reviews (including projections and synergy analysis); (iii) manufacturing, logistics and technology assessments; (iv) compliance, geopolitical exposure and other risk management matters; and (v) post-closing integration and long-term business planning (including capital expenditure planning, product development analysis and customer acquisition strategy). Mr. Warren B. Kanders, the Company’s Chairman of the Board is a member of the Company’s Board and is the sole stockholder of Kanders & Company.

As part of the Company’s acquisition of TYR Tactical, LLC (together with certain of its subsidiaries (collectively, “TYR”)), in January 2026, the Company paid a fee of $2,000,000 to Kanders & Company in consideration of the significant support received by the Company from the employees of Kanders & Company, including (i) strategic planning and market positioning analysis; (ii) financial and operational reviews (including projections and synergy analysis); (iii) manufacturing, logistics and technology assessments; (iv) compliance, geopolitical exposure and other risk management matters; and (v) post-closing integration and long-term business planning (including capital expenditure planning, product development analysis and customer acquisition strategy). Mr. Warren B. Kanders, the Company’s Chairman of the Board, is a member of the Company’s Board and is the sole stockholder of Kanders & Company.
In determining to engage Kanders & Company to provide the services described above, the Audit Committee considered Kanders & Company’s extensive investment, capital raising, acquisition and operating expertise, its deep familiarity with the Company’s operations and internal stakeholders, which enables an efficient transaction process and close coordination, and its experience with transactions involving regulated industries, international operations and bespoke structuring, which supports the management of complex transaction dynamics. Mr. Kanders was not involved in the Company’s review or approval of the engagement or the proposed fee, and the decision to retain Kanders & Company rested solely with the Audit Committee and the independent directors, consistent with the Company’s related party transaction policy. Mr. Kanders was involved in negotiating the fees described above solely on behalf of Kanders & Company and not on behalf of the Company.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP audited the financial statements of the Company as of and for the year ended December 31, 2025. The Board of Directors, upon recommendation of the Audit Committee, desires to continue the services of KPMG LLP as of and for the current year ending December 31, 2026. Accordingly, the Board of Directors will recommend at the Meeting that the stockholders ratify the appointment by Board of Directors of the firm of KPMG LLP to audit the financial statements of the Company as of and for the current year ending December 31, 2026. Representatives of that firm are expected to be available at the Meeting, shall have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. Although ratification by stockholders is not required by our Bylaws, our Charter of the Audit Committee or applicable law, and is not a binding proposal, the Audit Committee has determined that requesting ratification by stockholders of its selection of KPMG LLP as our independent registered public accounting firm is a matter of good corporate practice. In the event the stockholders do not ratify the appointment of KPMG LLP, the appointment will be reconsidered by the Audit Committee and the Board of Directors.
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR
RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Aggregate fees for professional services rendered for Cadre by KPMG LLP for the years ended December 31, 2025 and 2024 were as follows, in thousands:
	2025	2024
Audit Fees	$1,635	$1,365
Audit Related Fees	894	240
Tax Fees	389	193
All Other Fees	—	—
Total	$2,918	$1,798
Audit Fees.   Consist of fees for the annual audit, services related to the review of quarterly financial information and the issuance of consents and comfort letters to underwriters in connection with our secondary offering and registration statement filings with the SEC.
Audit Related Fees.   Consist of fees related to buy-side due diligence for the years ended December 31, 2025 and 2024.
Tax Fees.   Consist of tax compliance and preparation services for the years ended December 31, 2025 and 2024.
All Other Fees.   There were no other fees for the years ended December 31, 2025 and 2024.
Auditor Independence.   The Audit Committee has considered the non-audit services provided by KPMG and determined that the provision of such services had no effect on KPMG’s independence from the Company.
Audit Committee Pre-Approval Policy and Procedures.
The Audit Committee must review and pre-approve all audit and non-audit services provided by KPMG, which was our independent registered public accounting firm as of December 31, 2025, and has adopted a Pre-Approval Policy. Pursuant to the Audit Committee’s charter, the Audit Committee may delegate to one or more designated members of the Audit Committee authority to grant pre-approvals of audit and permitted non-audit services, provided that any such pre-approval decisions are presented to the Audit committee at its next scheduled meeting. In conducting reviews of audit and non-audit services, the Audit Committee will determine whether the provision of such services would impair the auditor’s independence. The term of any pre-approval is twelve months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. Any proposed services exceeding pre-approved fee ranges or limits must be specifically pre-approved by the Audit Committee.
Requests or applications to provide services that require pre-approval by the Audit Committee must be accompanied by a statement of the independent auditors as to whether, in the auditor’s view, the request or application is consistent with the SEC’s and the Public Company Accounting Oversight Board’s rules on auditor independence. Each pre-approval request or application must also be accompanied by documentation regarding the specific services to be provided.
The Audit Committee has not waived the pre-approval requirement for any services rendered by KPMG to the Company. All of the services provided by KPMG to the Company described above were pre-approved by the Audit Committee.

OTHER MATTERS
As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the Meeting other than as set forth in the Notice of Annual Meeting and this Proxy Statement. If any other matter properly comes before the Meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the Proxy Card.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors and executive officers and any persons who own more than 10% of our capital stock to file with the SEC (and, if such security is listed on a national securities exchange, with such exchange) various reports as to ownership of such capital stock. Such persons are required by the SEC’s regulations to furnish us with copies of all Section 16(a) forms they file.
Based solely upon reports and representations submitted by the directors, executive officers and holders of more than 10% of our capital stock, all Forms 3, 4 and 5 showing ownership of and changes of ownership in our capital stock during the 2025 fiscal year were timely filed with the SEC.
FORM 10-K
We will provide, without charge, to each stockholder as of the Record Date, upon our receipt of a written request of the stockholder, a copy of our Annual Report on Form 10-K for the year ended December 31, 2025, including the financial statements and schedules, as filed with the SEC. Stockholders should direct the written request to Cadre Holdings, Inc., 13386 International Pkwy, Jacksonville, FL 32218, Attention: Secretary.
HOW TO PARTICIPATE IN THE MEETING
Q. How may I participate in the Meeting?
A. To participate in the Meeting, go to https://edge.media-server.com/mmc/p/qzhh5fk7.
If you are a stockholder of record as of April 7, 2026, the Record Date for the Meeting, you should enter your name, email address and control number and press enter. You will be then allowed into the Meeting portal.
If your shares are held in “street name” through a broker, bank or other nominee, in order to participate in the Meeting you must first obtain a legal proxy from your broker, bank or other nominee reflecting the number of shares of the Company’s common stock you held as of the record date, your name and email address. You then must submit a request for registration to Equiniti Trust Co., LLC: (1) by email to proxy@equiniti.com; (2) by facsimile to 718-765-8730 or (3) by mail to Equiniti Trust Co., LLC, Attn: Proxy Tabulation Department, 55 Challenger Road, Floor 2 Ridgefield Park, NJ 07660. Requests for registration must be labeled as “Legal Proxy” and be received by Equiniti Trust Co., LLC no later than 5:00 p.m. Eastern time on May 21, 2026.
Q. May I revoke a previously submitted proxy or otherwise change my vote at the Meeting?
A. Yes. You may change or revoke your vote by writing to us, by submitting another properly signed Proxy Card with a more recent date, or by voting again by Internet voting options described below. If your shares are held in “street name” through a bank, broker or other nominee, any changes need to be made through them. Your last vote will be the vote that is counted. Unless revoked, a proxy will be voted at the Meeting in accordance with the stockholder’s indicated instructions. In the absence of instructions, proxies will be voted FOR the election of each nominee for director named in this Proxy Statement (Proposal 1); and FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 2).
Q. How do I vote at the Meeting?
A. If you are a stockholder of record as of April 7, 2026, the Record Date for the Meeting, you may vote during the Meeting by visiting https://edge.media-server.com/mmc/p/qzhh5fk7 and following the on screen instructions (have your Proxy Card available when you access the webpage). You may also vote in advance of the Meeting by returning your Proxy Card by mail or by voting via the Internet as described in the Proxy Card.
If your shares are held in “street name” through a bank, broker or other nominee, in order to vote during the Meeting you must first obtain a “legal proxy” from your bank, broker or other nominee and register with Equiniti Trust Co., LLC as described above in order for you to participate in the Meeting. You then may vote by following the instructions provided to you by Equiniti Trust Co., LLC.
Whether or not you expect to participate in the Meeting, the Board of Directors urges stockholders to submit a proxy to vote your shares in advance of the meeting by (a) visiting www.voteproxy.com and following the on screen instructions (have your proxy card when you access the webpage), or (b) submitting your Proxy Card by mail by using the previously provided self- addressed, stamped envelope. Submitting a proxy will not prevent you from revoking a previously submitted proxy or changing your vote as described above, but it will help to secure a quorum and avoid added solicitation costs.
Following the Meeting, stockholders participating in the Meeting will have the opportunity to submit questions to the Company’s management.
Q. Who can help answer any other questions I might have?
A. If you have any questions concerning the Meeting (including accessing the Meeting by means of remote communication via live webcast) or would like additional copies of the Proxy Statement or need help voting your shares of Cadre common stock, please contact our transfer agent:
Equiniti Trust Co., LLC
55 Challenger Road, Floor 2
Ridgefield Park, NJ 07660
Phone number: 1-800-937-5449
REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS, NOMINATIONS AND OTHER BUSINESS FOR THE 2027 ANNUAL MEETING
Under the rules of the SEC, if a stockholder wants us to include a proposal in our Proxy Statement and Proxy Card for presentation at our 2027 Annual Meeting of Stockholders, the proposal must be received by us at our principal executive offices by December 25, 2026 (or, if the 2027 Annual Meeting of Stockholders is called for a date not within 30 calendar days before or after May 29, 2027, within a reasonable time before we begin to print and mail our proxy materials for the meeting). The proposal should be sent to the attention of: Secretary, Cadre Holdings, Inc., 13386 International Pkwy, Jacksonville, FL 32218, and must include the information and representations that are set out in Exchange Act Rule 14a-8.
Under our Bylaws, and as permitted by the rules of the SEC, certain procedures are provided that a stockholder must follow to nominate persons for election as directors or to introduce items of business at a meeting of our stockholders outside of the requirements set forth in Exchange Act Rule 14a-8. These procedures provide that nominations for director nominees and/or items of business to be introduced at a meeting of our stockholders must be submitted in writing to the Secretary of the Company at our principal executive offices. Any written submission by a stockholder including a director nomination and/or an item of business to be presented at a meeting of our stockholders must comply with the procedures and such other requirements as may be imposed by our Bylaws, Delaware law, and the rules and regulations of the SEC and must include the information necessary for the Board of Directors to determine whether the candidate qualifies as independent.
We must receive notice of the intention to introduce a director nomination or to present an item of business at our 2027 Annual Meeting of Stockholders (i) not earlier than the one hundred twentieth (120th) day nor later than the close of business on the ninetieth (90th) day prior to the first anniversary of the 2026 Annual Meeting of Stockholders, if our 2027 Annual Meeting of Stockholders is held not more than thirty (30) days before or more than sixty (60) days after such anniversary date; or (ii) not earlier than the one hundred twentieth (120th) day prior to our 2027 Annual Meeting of Stockholders and not later than the later of (i) the close of business on the ninetieth (90th) day prior to our 2027 Annual Meeting of Stockholders or (ii) the close of business on the tenth (10th) day following the day on which public announcement of the date of such annual meeting is first made by the Company, in the event our 2027 Annual Meeting of Stockholders is held more than thirty (30) days before or more than sixty (60) days after such anniversary date. In the event we call a special meeting of our stockholders, only such business shall be conducted as shall have been brought before the meeting pursuant to our notice of special meeting, and nominations of persons for election to the Board of Directors may be made at such special meeting only if directors are to be elected at such meeting and only if notice of such nomination shall have been delivered to the Secretary of the Company at our principal executive offices not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the later of the close of business on the ninetieth (90th) day prior to such special meeting or the close of business on the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.
In addition to satisfying the foregoing requirements under our Bylaws, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in connection with the 2027 Annual Meeting of Stockholders must provide notice to the Company that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 30, 2027.
If we do not receive notice within the prescribed dates, or if we meet other requirements of the SEC rules, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting.
In addition, nominations or proposals not made in accordance herewith may be disregarded by the chairman of the meeting in his discretion, and upon his instructions all votes cast for each such nominee or for such proposals may be disregarded.
FOR THE BOARD OF DIRECTORS
Gray Hudkins,
Secretary

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.1. To elect the five nominees named in the accompanying Proxy Statement to serve on the Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified; O Warren B. Kanders O William Quigley O Hamish Norton O Nicholas Sokolow O Mary Kissel 2. To ratify the appointment of KPMG LLP as Cadre Holdings, Inc.’s independent registered public accounting firm for the year ending December 31, 2026: 3.. To transact such other business as may properly come before the Annual Meeting, including to consider any procedural matters incident to the conduct of the Annual Meeting, such as the postponement of the Annual Meeting in order to solicit additional proxies to vote in favor of the matters presented at the Annual Meeting. FOR AGAINST ABSTAINFOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEESFOR ALL EXCEPT (See instructions below)INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” LISTED IN PROPOSAL 1 AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE xPlease detach along perforated line and mail in the envelope provided. 20530000000000000000 7 052926ANNUAL MEETING OF STOCKHOLDERS OF CADRE HOLDINGS, INC. May 29, 2026NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement and proxy card are available at www.cadre-holdings.comPlease sign, date and mail your proxy card in the envelope provided as soon as possible.

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038PROXY VOTING INSTRUCTIONSPlease detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” LISTED IN PROPOSAL 1 AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE
OR BLACK INK AS SHOWN HERE x20530000000000000000 7 052926COMPANY NUMBERACCOUNT NUMBERANNUAL MEETING OF STOCKHOLDERS OF CADRE HOLDINGS, INC. May 29, 2026, at 10:00 a.m. Eastern TimeO Warren B. Kanders O William Quigley O Hamish Norton O Nicholas Sokolow O Mary KisselFOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEESFOR ALL EXCEPT (See instructions below)NOMINEES:NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement and proxy card are available at www.cadre-holdings.comINTERNET - Access www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. Vote online until 11:59 p.m. Eastern Time the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit edge.media-server.com/mmc/p/qzhh5fk7, enter the password cadre2026 (the password is case sensitive), and enter the control number found on this Proxy Card. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via equiniti.com/us/ast-access to enjoy online access.1. To elect the five nominees named in the accompanying Proxy Statement to serve on the Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified; 2. To ratify the appointment of KPMG LLP as Cadre Holdings, Inc.’s independent registered public accounting firm for the year ending December 31, 2026: 3. To transact such other business as may properly come before the Annual Meeting, including to consider any procedural matters incident to the conduct of the Annual Meeting, such as the postponement of the Annual Meeting in order to solicit additional proxies to vote in favor of the matters presented at the Annual Meeting.FOR AGAINST ABSTAINCONTROL NUMBER

0 14475CADRE HOLDINGS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Warren B. Kanders and William Quigley as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Cadre Holdings, Inc. held of record by the undersigned on April 7, 2026, at the Annual Meeting of Stockholders to be held in a virtual-only meeting format via live webcast at edge.media-server.com/mmc/p/qzhh5fk7 (password: cadre2026) (the password is case sensitive), on May 29, 2026, at 10:00 a.m. Eastern Time, or any adjournment or postponement thereof and hereby revokes all earlier proxies of the undersigned. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained on pages 35 and 36 of Cadre Holdings, Inc.’s Proxy Statement available at www.cadre-holdings.com. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED “FOR ALL NOMINEES” LISTED IN PROPOSAL 1, AND “FOR” PROPOSAL 2. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” LISTED IN PROPOSAL 1 AND “FOR” PROPOSAL. 1.1 (Continued and to be signed on the reverse side)